Nationwide YourLife® Protection VUL

Individual Flexible Premium Variable Universal Life Insurance Policies

issued by

Nationwide Life and Annuity Insurance Company

through

Nationwide VL Separate Account-G

The date of this prospectus is May 1, 2012

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

Variable life insurance is complex.  This prospectus is designed to provide you with information about the policy that will assist you when making your decision whether or not to purchase the policy.  We encourage you to take time to understand the policy and its potential benefits and risks.  In consultation with your financial advisor, you should use this prospectus to compare the benefits and risks of this policy against those of other life insurance policies.  Please read this entire prospectus, and the policy, and consult with a trusted financial advisor.

To obtain additional information, including free copies of prospectuses for the mutual funds or a copy of the Statement of Additional Information, or to make service or transaction requests, please contact us using any of the methods described in the "Contacting the Service Center" section of this prospectus.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy MAY decrease in value to the point of being valueless.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.  Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.  Please contact us to review a copy of the policy and any Riders or endorsements.

The purpose of this policy is to provide life insurance protection for the beneficiary that you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interest.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial advisor.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Fee Tables	4
Policy Investment Options	10
Fixed Investment Options
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	12
Sub-Account Transfers
Fixed Investment Option Transfers
Contacting the Service Center
The Policy	15
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Changing the Amount of Insurance Coverage
Right of Conversion
Exchanging the Policy
Terminating the Policy
Assigning the Policy
Reminders, Reports, and Illustrations
Standard Policy Charges	19
Sales Load
Premium Taxes
Short-Term Trading Fees
Illustration Charge
Partial Surrender Fee
Surrender Charges
Cost of Insurance Charge
Mortality and Expense Risk Charge
Administrative Per Policy Charge
Underwriting and Distribution Charge
Mutual Fund Operating Expenses
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments
Policy Riders and Rider Charges	24
Overloan Lapse Protection Rider
Adjusted Sales Load Life Insurance Rider
Children's Term Insurance Rider
Long-Term Care Rider
Spouse Life Insurance Rider
Accelerated Death Benefit Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Change of Insured Rider
Additional Term Insurance Rider
Waiver of Monthly Deductions Rider Extended Death Benefit Guarantee Rider
Policy Owner Services	35
Dollar Cost Averaging
Asset Rebalancing
Automated Income Monitor

Table of Contents (continued)

Policy Loans	37
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect on Policy Loans
Repayment
Lapse	38
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Surrenders	39
Full Surrender
Partial Surrender
The Death Benefit	40
Calculation of the Death Benefit
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	41
Extending the Maturity Date
Payment of Policy Proceeds	42
Life Income with Payments Guaranteed Option
Joint and Survivor Life Option
Life Income Option
Taxes	43
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals, and Loans
Surrendering the Policy; Maturity
Additional Medicare Tax
Sale of a Life Insurance Policy
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Withholding and Tax Reporting
Taxes and the Value of Your Policy
Tax Changes
Nationwide Life and Annuity Insurance Company	48
Nationwide VL Separate Account-G	48
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	49
Nationwide Life and Annuity Insurance Company
Nationwide Investment Services Corporation
Financial Statements	52
Appendix A: Sub-Account Information	53
Appendix B: Definitions	65
Appendix C: Surrender Charge Examples	68

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage.  We will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while your policy is In Force.  The policy is In Force when: the policy has been issued; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.

Your Choice of Death Benefit Options

Option One: The Death Benefit is the greater of the Specified Amount or the Minimum Required Death Benefit under federal tax law.

Option Two: The Death Benefit is the greater of the Specified Amount plus the Cash Value or the Minimum Required Death Benefit under federal tax law.

Option Three: The Death Benefit is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the Minimum Required Death Benefit under federal tax law.

Choice of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or a variety of options that will pay out over time.

Coverage Flexibility

Subject to conditions, you may choose to:

•	change the Death Benefit option;
•	increase or decrease the Specified Amount;
•	change your beneficiaries; and
•	change who owns the policy.

Continuation of Coverage is Guaranteed

Your policy will remain In Force during the policy continuation period as long as you pay sufficient Premium to meet the requirements set forth in the "Guaranteed Policy Continuation Provision" section of the "Lapse" provision.

Access to Cash Value

Subject to conditions, you may:

•
Take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment options less any Surrender Charge.  The minimum loan amount is $200.

•	Take a partial surrender of at least $200.

•
Surrender the policy for its Cash Surrender Value at any time while the policy is In Force.  The Cash Surrender Value will be the Cash Value, less Indebtedness, and less the Surrender Charge.  You may choose to receive the Cash Surrender Value in a lump sum or over time.

Premium Flexibility

You will select a Premium payment plan for the policy.  Within limits, you may vary the frequency and amount of Premium payments, and you might even be able to skip making a Premium payment.

Investment Options

You may choose to allocate your Net Premiums to fixed or variable investment options.

Where permitted by state law, the policy currently offers two fixed investment options, the Fixed Account and the Long-Term Fixed Account.  Both of these options will earn interest daily at an annual effective rate of at least 3%.  The Long-Term Fixed Account may earn a higher interest rate than the Fixed Account, but will also be subject to greater allocation, transfer, and partial surrender restrictions.  The greater Long-Term Fixed Account restrictions will apply regardless of whether or not it is being credited a higher rate of interest than the Fixed Account.

The variable investment options offered under the policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VL Separate Account-G contains one Sub-Account for each of the mutual funds offered in the policy.  Your variable account Cash Value will depend on the Investment Experience of the Sub-Accounts you choose.

Transfers Between and Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Accounts within limits.   We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings of the policy.  This is known as tax deferral.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  Unlike other variable insurance products Nationwide offers, these Individual Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the Insured's death.

Assignment

You may assign the policy as collateral for a loan or another obligation while the policy is In Force.

Examination Right

For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right, the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.

Riders

You may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued.  There may be additional charges assessed for elected Riders.  Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.

•	Overloan Lapse Protection Rider
•	Adjusted Sales Load Life Insurance Rider
•	Children's Term Insurance Rider
•	Long-term Care Rider
•	Spouse Life Insurance Rider
•	Accelerated Death Benefit Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change of Insured Rider (no charge)
•	Additional Term Insurance Rider
•	Waiver of Monthly Deductions Rider
•	Extended Death Benefit Guarantee Rider

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several policy years.

Unfavorable Investment Experience

The Sub-Accounts you choose may not generate a sufficient return to keep the policy from Lapsing.  Poor Investment Experience could cause the Cash Value of your policy to decrease, which could result in a Lapse of insurance coverage.

Effect of Partial Surrenders and Policy Loans on Investment Returns

Partial surrenders or policy loans may accelerate a Lapse in insurance coverage.  When you take a partial surrender or policy loan, the Cash Value of your policy available for allocation to the Sub-Accounts and/or fixed investment options is reduced and you lose the ability to generate Sub-Account investment return on the surrendered/loaned amounts.  Thus, the remainder of your policy's Cash Value would have to generate enough investment return to cover policy and Sub-Account charges to keep the policy In Force (at least until you repay the policy loan or make another Premium payment).  Partial surrenders may also decrease the Death Benefit and Total Specified Amount.  Policy loans do not participate in positive Investment Experience which may increase the risk of Lapse or the need to make additional Premium payments to keep the policy In Force.  The policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender could, and a policy loan would, decrease the policy's Death Benefit, depending on how the Death Benefit option relates to the policy's Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to a life insurance policy that is not a modified endowment contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the "Taxes" provision. For detailed information regarding tax treatment of modified endowment contracts, please see the "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" section of the "Taxes" provision. Consult a qualified tax advisor on all tax matters involving your policy.

The proceeds of a life insurance policy are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment of) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc.  Consult a qualified tax advisor on all tax matters involving your policy.

Fixed Investment Option Transfer Restrictions and Limitations

We will not honor a request to transfer Cash Value to or from the fixed investment options until after the first policy year.  After the first policy year, we may require transfer requests from the fixed investment options be made within thirty days of the end of a calendar quarter, but not within twelve months of a previous request.  We may also limit what percentage of Cash Value, fixed investment option value, or variable account value that you may transfer to or from a fixed investment option.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in less favorable Investment Experience and a lower Cash Value.  Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.  Free copies of each mutual fund's prospectus may be obtained by contacting our Service Center.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, invoking certain Riders and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, invoke certain Riders under the policy, surrender the policy, or transfer Cash Value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load1	Upon making a Premium payment	Maximum: $65 from each $1,000 of Premium	Currently: $65 from each $1,000 of Premium
Premium Taxes1	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Short-Term Trading Fee2	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	Maximum: $10 per $1,000 transferred	Currently: $10 per $1,000 transferred
Illustration Charge3	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered, from the policy's Cash Value	Currently: $0
Surrender Charge4	Upon surrender, policy Lapse, or certain Specified Amount decreases	Maximum: $52.45 per $1,000 of Specified Amount	Minimum: $0.00 per $1,000 of Specified Amount
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and a complete surrender of the policy in the first year	Upon surrender or policy Lapse	$9.30 per $1,000 of Specified Amount from the policy's Cash Value
Overloan Lapse Protection Rider Charge5	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value from the policy's Cash Value
Accelerated Death Benefit Rider Charge6
Administrative Expense Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Rider Charge	Upon invoking the Rider	Maximum: $200 per $1,000 of Unadjusted Accelerated Death Benefit Payment	Minimum: $30 per $1,000 of Unadjusted Accelerated Death Benefit Payment
Representative: an Insured of any age or sex, an assumed life expectancy of 1 year, and an assumed interest rate of 5% and a risk charge of 5%.	Upon invoking the Rider	$100 per $1,000 of Cash Value from the policy's Cash Value

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including mutual fund operating expenses.

Periodic Charges Other Than Mutual Fund Operating Expenses7
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge8	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.10 per $1,000 of Net Amount At Risk
Flat Extra9	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge10	Monthly	Maximum: $0.67 per $1,000 of all variable Cash Value for all policy years	Currently: $0.67 per $1,000 of all variable Cash Value for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $20 per policy	Currently: $20 per policy
Underwriting and Distribution Charge11	Monthly	Maximum: $0.20 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an issue of age 35, in the first policy year, male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.15 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge12	Annually	Maximum: 4.5% of outstanding policy loan	Currently: 4.5% of outstanding policy loan

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

Periodic Charges For Riders13
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Life Insurance Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced: $0.14 for each $1,000 of aggregate Premiums	Currently: $0.14 for each $1,000 of aggregate Premiums
Children's Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Long-Term Care Rider Charge14	Monthly	Maximum: $28.65 per $1,000 of Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Rider Net Amount At Risk
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$0.02 per $1,000 of Rider Net Amount At Risk
Spouse Life Insurance Rider Charge15	Monthly	Maximum: $10.23 per $1,000 of Rider Specified Amount	Minimum: $0.10 per $1,000 of Rider Specified Amount
Representative Spouse: an Attained Age 35 female non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.11 per $1,000 of Rider Specified Amount
Accidental Death Benefit Rider Charge16	Monthly	Maximum: $0.75 per $1,000 of Rider Specified Amount	Minimum: $0.05 per $1,000 of Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Rider Specified Amount
Continued on Next Page

Periodic Charges For Riders13 (continued)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Waiver of Monthly Deductions Rider Charge17	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit
Premium Waiver Rider Charge18	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Additional Term Insurance Rider Charge19	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.02 per $1,000 of Rider Death Benefit
Representative: an issue age 35 male, in the first policy year, preferred non-tobacco with a Rider Specified Amount of $250,000 and a Total Specified Amount of $500,000	Monthly	$0.05 per $1,000 of Rider Death Benefit
Extended Death Benefit Guarantee Rider20	Monthly	Maximum: $0.16 per $1,000 of Base Policy Specified Amount	Minimum: $0.01 per $1,000 of Base Policy Specified Amount
Representative: an age 35 male preferred non-tobacco with an Extended Death Benefit Guarantee Percentage of 100%, a lifetime Extended Death Benefit Guarantee Duration, and a base Specified Amount of $500,000
	Monthly	$0.06 per $1,000 of Base Policy Specified Amount

The next item shows the minimum and maximum total operating expenses, as of December 31, 2011, charged by the underlying mutual funds that you may pay periodically during the time that you own the policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.27%	Maximum 2.53%

1 We deduct one charge comprised of the Sales Load and Premium Taxes.  On the Policy Data Page and throughout this prospectus, this combined charge is referred to as the Premium Load. The Premium Load varies by policy based on the amount of Premium paid and length of time the policy has been In Force.  The maximum Sales Load and Premium Taxes (the Premium Load) in the table is shown on an annualized basis and reflects the maximum that may be charged in any policy year.  Currently, the maximum is only charged during the first five policy years when Premiums paid is less than the Commissionable Target Premium amount attributed to a particular policy.  On a current basis, the Premium Load will decrease the longer your policy remains In Force.  For a complete schedule of the current charges see the Sales Load and Premium Taxes sections of this prospectus.

2 Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account.  Sub-Accounts that may assess a short-term trading fee are identified in the "Appendix A: Sub-Account Information" section of this prospectus.  For more information about transactions subject to short-term trading fees, see the "Short-Term Trading Fees" section of this prospectus.

3 If we begin to charge for illustrations, you will be expected to pay the Illustration Charge in cash at the time of the request.  This charge will not be deducted from the policy's Cash Value.

4 The Surrender Charge varies by policy based on individual characteristics of the person being insured. The Surrender Charge decreases gradually each year after either the 2nd or 3rd policy anniversary, depending on the Insured's age at the time the policy is issued. When assessed, the Surrender Charge is taken from the policy's Cash Value. A Surrender Charge will be assessed for Specified Amount decreases that completely reverse one or more previous Specified Amount increases. The maximum Surrender Charge calculation assumes: the Insured is a male, age 72, standard tobacco, the Specified Amount is $100,000, a full surrender is taken during the first policy year, and the aggregate first year Premium exceeds the surrender target premium. The minimum Surrender Charge calculation assumes the Insured is either male or female, any age, any underwriting classification, any amount of Premium was paid at any time, and a full surrender is taken in policy year 15. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the charge, including where to find examples, see the "Surrender Charges" section of this prospectus.

5 The Overloan Lapse Protection Rider Charge varies by policy based on Attained Age of the Insured and the policy's Cash Value.  This charge is deducted proportionally from the Sub-Accounts, the Fixed Account, and the Long-Term Fixed Account.

6 The Accelerated Death Benefit Rider Charge is comprised of two sets of charges: an Administrative Expense Charge and a Rider Charge which is composed of an interest rate discount and a risk charge. The Accelerated Death Benefit Rider Charge varies based on prevailing interest rates and the life expectancy of the Insured upon payment of the accelerated death benefit. The maximum charge assumes: an interest rate discount of 15%, a risk charge of 5%, and a 1 year life expectancy for the Insured. The minimum charge assumes: an interest rate discount of 4%, a risk charge of 2%, and a life expectancy for the Insured that is less than or equal to 3 months. For a detailed description of the charges, including an example, see the "Accelerated Death Benefit Rider" section of this prospectus.

7 Except for the Mortality and Risk Expense Charge which is only deducted proportionally from the Sub-Accounts, all charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses" table are taken proportionally from the Sub-Accounts, the Fixed Account, and the Long-Term Fixed Account.

8 The Cost of Insurance Charge varies by policy based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is a male, issue age 45, policy year 75, standard tobacco, and a Base Policy Specified Amount of $100,000. The minimum charge assumes: the Insured is either male or female, Attained Age 121, any underwriting classification, any Base Policy Specified Amount, and any policy year on or after the policy anniversary the Insured reached Attained Age 121. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Cost of Insurance Charge see the "Cost of Insurance Charge" section of this prospectus.

9 The Flat Extra is a component in the calculation of the base policy Cost of Insurance Charge and any Rider Cost of Insurance Charge.  It is only applicable if certain factors result in an Insured having a Substandard Rating.  For additional information, refer to the "Cost of Insurance" sub-section of the "Policy Charges" section of this prospectus.

10 The Mortality and Expense Risk Charge varies by policy based on the amount of the policy's Cash Value allocated to the Sub-Accounts and length of time the policy has been In Force.  The maximum Mortality and Expense Risk Charge shown in the table reflects the maximum that may be charged in any policy month based on any dollar amount allocated to the variable Sub-Accounts.  Currently, the maximum is only charged during the first 15 policy years when Cash Value allocated to the variable Sub-Accounts is $250,000 or less. On a current basis, the Mortality and Expense Risk Charge will decrease the longer your policy remains In Force and/or as greater amounts of Cash Value are allocated to the variable Sub-Accounts.  For a complete schedule of the current charges by length of time the policy has been In Force and variable Sub-Account Cash Value, see the "Mortality and Risk Expense Charge" section of this prospectus.

11 The Underwriting and Distribution Charge varies by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured at the time of issue. The maximum charge assumes: policy year 1, an issue age of 85, and Base Policy Specified Amount of $250,000. The minimum charge assumes: a policy in effect in years 8 and thereafter, as measured from the Policy Date for the initial Specified Amount, the Insured is either male or female, any age, any underwriting classification, and any Base Policy Specified Amount. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges, see the "Underwriting and Distribution Charge" section of this prospectus.

12 For more information, see the Net Effect of Policy Loans section of this prospectus.

13 All charges described in the "Periodic Charges For Riders" table are taken proportionally from the Sub-Accounts, the Fixed Account, and the Long-Term Fixed Account.

14 The Long-Term Care Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is a female, Attained Age 99, standard tobacco with a Substandard Rating of table P. The minimum charge assumes: the Insured is either male or female, Attained Age 100, and any underwriting classification. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Long-Term Care Rider Charge see the "Long-Term Care Rider" section of this prospectus.

15 The Spouse Life Insurance Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is a male, Attained Age 69, standard tobacco with a Substandard Rating of table F, a flat extra charge of $1.25 per $1,000 per month, and a Rider Specified Amount of $25,000. The minimum charge assumes: the Insured is female, Attained Age 21, standard non-tobacco, no Substandard Rating or flat extra charge, and a Rider Specified Amount of $100,000. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Spouse Life Insurance Rider Charge see the "Spouse Life Insurance Rider" section of this prospectus.

16 The Accidental Death Benefit Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is Attained Age 69, with a Substandard Rating of table P. The minimum charge assumes: the Insured is Attained Age 5, with no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Accidental Death Benefit Rider Charge see the "Accidental Death Benefit Rider" section of this prospectus.

17 The Waiver of Monthly Deductions Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is Attained Age 64, with a Substandard Rating of table H.  The minimum charge assumes: the Insured is male, Attained Age 18, with no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Waiver of Monthly Deductions Rider Charge see the "Waiver of Monthly Deductions Rider" section of this prospectus.

18 The Premium Waiver Rider Charge varies by policy based on the premium waiver benefit elected and individual characteristics of the person being insured. The maximum charge assumes: monthly Premium payments of $1,000, the Insured is a female, Attained Age 64, with a Substandard Rating of table H.  The minimum charge assumes: monthly Premium payments of $1,000, the Insured is male, Attained Age 18, and any underwriting classification. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Premium Waiver Rider Charge see the "Premium Waiver Rider" section of this prospectus.

19 The Additional Term Insurance Rider Charge varies by policy based on individual characteristics of the person being insured.  The monthly charge is a product of the Rider's monthly cost of insurance rate and the Rider Death Benefit. The maximum charge assumes: the Insured is either male or female, Attained Age 119, policy year 75, any underwriting classification, and any Total Specified Amount. The minimum charge assumes: the Insured is female, issue age 5, policy year 1, and a Total Specified Amount of $1,000,000. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Additional Term Insurance Rider Charge see the "Additional Term Insurance Rider" section of this prospectus.

20 The Extended Death Benefit Guarantee Rider charge varies by policy based on the Insured's sex, Issue Age, underwriting class, the elected guarantee duration, and the percentage of the Base Policy Specified Amount to be guaranteed by this Rider.  The maximum charge assumes: the Insured is either sex, any issue age, any underwriting classification, a lifetime guarantee duration is elected, and 100% of the Base Policy Specified Amount is to be guaranteed by this Rider. The minimum charge assumes: the Insured is female, issue age 18, select preferred non-tobacco, a twenty year guarantee duration is elected, and 50% of the Base Policy Specified Amount is to be guaranteed by this Rider. The charge is deducted proportionally from the Sub-Accounts, the Fixed Account. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Extended Death Benefit Guarantee Rider Charge see the "Extended Death Benefit Guarantee Rider" section of this prospectus.

Policy Investment Options

You designate how your Net Premium payments are allocated among the Sub-Accounts and/or the fixed investment options.  Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.

Fixed Investment Options

The fixed investment options are not registered as securities under the Securities Act of 1933 ("1933 Act") nor is our general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act").  The fixed investment options are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the fixed investment options.

There are currently two fixed investment options available under the policy: the Fixed Account and the Long-Term Fixed Account.  Net Premium that you allocate to either fixed investment option is held in the corresponding Fixed Account, which is part of our general account.  Please note, the Long-Term Fixed Account may not be available in the state where the policy is issued.

The general account contains all of our assets, other than those in the separate accounts, and funds the fixed investment options.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.   Subject to our claims paying ability, we guarantee amounts allocated to the fixed investment options and interest credited daily at a net effective annual interest rate of no less than 3%.  Interest crediting rates are set at the beginning of each calendar quarter.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.

Subject to applicable law, assets of the general account are invested at our sole discretion.  We bear the full investment risk for amounts allocated to the fixed investment options (i.e. the risk that our return on general account assets will not exceed the interest we credit on allocations to the fixed investment options).  Unlike Variable Account allocations where your Investment Experience is determined by the performance of the Sub-Accounts in which you invest, the amounts you allocate to a fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on the interest crediting rates that we set.  You assume the risk that the actual interest crediting rate may not exceed the 3% guaranteed annual interest crediting rate.  Premiums applied to the policy at different times may receive different interest crediting rates.  The interest crediting rate may also vary for new Premiums versus Sub-Account transfers.

We anticipate that the interest crediting rate for the Long-Term Fixed Account will be higher than the interest crediting rate for the Fixed Account.   This is because assets supporting the Long-Term Fixed Account interest rate are invested for longer durations, which will generally produce higher rates of return, than assets supporting the Fixed Account interest rate.  Because its supporting assets are invested for longer durations, the Long-Term Fixed Account has stricter allocation, partial surrender, and transfer limitations.  However, longer investment durations may not always produce higher returns.  Therefore, the interest rate credited to the Long-Term Fixed Account may be the same as, or lower than, the Fixed Account crediting rate.  The Long-Term Fixed Account limitations will apply regardless of whether or not the Long-Term Fixed Account is credited a higher rate of interest than the Fixed Account.  For more information about the fixed investment option restrictions, see the "Fixed Investment Option Transfers," "Premium Payments," "Policy Loans," and "Partial Surrenders" sections of this prospectus.

Note:  Interest we credit to the fixed investment options may be insufficient to pay the policy's charges.  Therefore additional Premium payments may be required over the life of the Policy to prevent it from lapsing.

It is important to remember any guaranteed benefits or interest crediting associated with the Fixed Account is subject to our claims paying ability.

Variable Investment Options

The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.  The mutual funds listed are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

Underlying mutual funds in the separate account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.

The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below.  For a complete list of available Sub-Accounts, see "Appendix A: Sub-Account Information."  Appendix A also contains information about the underlying mutual fund a Sub-Account invests in, including its investment objective, advisor, and sub-advisor, if applicable.  For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dimensional
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios, Inc.
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Advantage Variable Trust

Valuation of Accumulation Units

We account for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units.  The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We use each underlying mutual fund's Net Asset Value ("NAV") per share to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV.  This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.  See, the "How Sub-Account Investment Experience is Determined" section below for a description of how the number of Accumulation Units representing a policy owner's interest is determined and how they are priced.

Accumulation Units are priced as of the New York Stock Exchange's ("NYSE") close of business, normally 4:00 p.m. Eastern Time, on each day that it is open.  We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction submitted on a day when the NYSE is closed or after it has closed for the day, will not be priced until the close of business on the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

• New Year's Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents' Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be effective as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined

A policy owner's variable account value is based on their allocations to the Sub-Accounts. Sub-Account allocations are accounted for in Accumulation Units.  A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units they own.  The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account.   The number of Accumulation Units you own in a Sub-Account will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with new Premium and loan repayments.

Initially, we set the Accumulation Unit value at $10 for each Sub-Account.  Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor," as described below, in our daily Sub-Account valuation calculations.

Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a)	is the sum of:

1.	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

2.	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

3.
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds.  Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner.  The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-term Trading Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.  Some underlying mutual funds may refer to short-term trading fees as "redemption fees."

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisors/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisors will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund.  If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Investment Option Transfers

Prior to the policy's Maturity Date, you may make transfers involving the fixed investment options (the Fixed Account and the Long-Term Fixed Account).  These transfers will be in dollars.  We reserve the right to limit the dollar amount, number, and frequency of transfers involving the fixed investment options.

In addition to the fixed investment option specific transfer limitations below, we may prohibit you from transferring to or from either of the fixed investment options before the end of the first policy year.  We may also prohibit you from making a transfer to or from a fixed investment option within twelve months of a prior transfer of the same type involving that fixed investment option.

Limits on Transfers to the Fixed Investment Options:

Fixed Account:

•	we may prohibit you from transferring more than 25% of the policy's Sub-Account value to the Fixed Account as of the close of business on the prior Valuation Period; and

•	we reserve the right to refuse any transfer to the Fixed Account that would cause the policy's Fixed Account value to exceed 30% of the policy's Cash Value.

Long-Term Fixed Account:

•
we will refuse transfers to the Long-Term Fixed Account that would cause the Long-Term Fixed Account value to exceed the lesser of:  30% of the policy's total Cash Value as of the close of business on the prior Valuation Period; or $1,000,000; and

•	we may further limit or refuse transfers to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards.

In addition, we may refuse transfers to either the Fixed Account and/or Long-Term Fixed Account that would cause the total value of amounts allocated to the fixed investment options to exceed 50% of your policy's total Cash Value.

Limits on Transfers from the Fixed Investment Options:

Fixed Account:

•	we may prohibit you from transferring more than 25% of the policy's Fixed Account value as of the end of the previous policy year.

Long-Term Fixed Account:

•	transfers from the Long-Term Fixed Account will be prohibited prior to the end of the first policy year; and

•
after the first policy year, the total of all partial surrenders and transfers from the Long-Term Fixed Account within any twelve month period, determined looking back from the Valuation Period during which we receive your request, is limited to the greater of:

(1)	$5,000; or

(2)
10% of the policy's Long-Term Fixed Account value as of the last monthly policy anniversary twelve months prior to the Valuation Period during which we receive your request.  (If your request is received within one month after the first policy anniversary, the policy's Long-Term Fixed Account value on the Policy Date will be used.)

This limit is cumulative and will be determined on a rolling basis.  This means that any transfers and/or partial surrenders from the Long-Term Fixed Account during the twelve months prior to the Valuation Period during which we receive your request will be deducted from the available amount.  Information need to calculate the available amount for transfer can be obtained by contacting our service center using the information on the front page of this prospectus.

•	in addition, we do not allow transfers from the Long-Term Fixed Account as part of the asset rebalancing or dollar cost averaging programs.

Transfers out of the fixed investment options will be on a last-in, first-out basis (LIFO).  Any restrictions that we implement will be applied consistently and uniformly.

Contacting the Service Center

All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:

•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)

•	by mail to P.O. Box 182835, Columbus, Ohio 43218-2835

•	by fax at 1-888-634-4472

•	by Internet at www.nationwide.com.

We reserve the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests.  To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center.  Requests submitted by means other than described in this prospectus could be returned or delayed.

Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order.  Good order generally means that all necessary information to process the request is complete and in a form acceptable to us.  If a request is not in good order, we will take reasonable actions to obtain the information necessary to process the request.  Requests that are not in good order may be delayed or returned.  We reserve the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center.

We may be required to provide information about your policy to government regulators.  If mandated under applicable law, we may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or death benefits until instructed otherwise by the appropriate regulator.

We will use reasonable procedures to confirm that instructions are genuine and we will not be liable for following instructions that we reasonably determined to be genuine.  We may record telephone requests.  Telephone and computer systems may not always be available.  Any telephone system or computer, whether yours or ours, can experience outages or slowdowns for a variety of reasons.  The outages or slowdowns could prevent or delay processing.  Although we have taken precautions to support heavy use, it is still possible to incur an outage or delay.  To avoid technical difficulties, submit transaction requests by mail.

The Policy

Generally

The policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval.  This prospectus discloses all material provisions of the policy.  In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations.  We will consider the statements you make in the application as representations, and we will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.  If you make an error or misstatement on the application, we will adjust the Death Benefit and Cash Value accordingly.

Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued.  Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability durations.  This prospectus describes all the material features of the policy.  State variations are subject to change without notice at any time.  To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, please contact our Service Center.

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications and we will make appropriate endorsements to the policy.  The policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

It is important to remember the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The policy belongs to the owner named in the application.  You, as policy owner, may exercise all policy rights and options while the policy is In Force.  You may also change the policy, but only in accordance with its terms.  You may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable.  Otherwise, ownership will pass to the policy owner's estate, if the policy owner is not the Insured.

Policy Owner Rights.  Subject to our approval, the policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force.  These rights include, but are not limited to, the following:

•	changing the policy owner, contingent owner, and beneficiary;

•	assigning, exchanging, and/or converting the policy;

•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and

•	changing insurance coverage such as death benefit option changes, adding or removing riders, and/or increasing or decreasing the Total Specified Amount.

These rights are explained in greater detail throughout this prospectus.

You may name different policy owners or contingent owners (so long as the policy is In Force) by submitting a written request to our Service Center.  Any such change request will become effective as of the date signed.  There may be adverse tax consequences to changing parties of the policy.

Beneficiaries.  The principal right of a beneficiary is to receive the Death Benefit upon the Insured's death, while the policy is In Force.  As long as the policy is In Force, you may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and direct us to distribute Proceeds other than described below.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  Unless you specify otherwise, we will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured and before any Proceeds become payable.  You may name more than one contingent beneficiary.  Unless you specify otherwise, we will also pay multiple contingent beneficiaries in equal shares.

To change or add beneficiaries, you must submit a written request to us at our Service Center.  A change request is effective as of the date we record it at our Home Office.

Purchasing a Policy

The policy is available for Insureds between the age of 0 and Attained Age 85.  To purchase the policy, you must submit to us a completed application and the required initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.  The minimum initial Specified Amount is $100,000.  We reserve the right to modify the minimum Specified Amount on a prospective basis for newly issued policies at any time.

Initial Premium Payment.  The amount of your required initial Premium payment will depend on the following factors: the initial Specified Amount, Death Benefit option elected, any Riders elected, and the Insured's age, sex, health, and activities.  You may pay the initial Premium to our Service Center or to our authorized representative.  The initial Premium payment must be at least $50.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Insurance Coverage.  Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid, and the policy is delivered while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not living at the time of policy delivery.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also have the right to reject any application for insurance, in which case we will return your Premium payment within 2 business days of the date we make the decision to reject your application.

After we approve an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page.  Changes in the Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after we approve the change request.

Insurance coverage will end upon the Insured's death, when we begin to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended.  Coverage will also end if the policy Lapses.

Temporary Insurance Coverage.  Temporary insurance coverage (of an amount equal to the Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of this initial Premium payment will depend on the initial Specified Amount, your choice of Death Benefit option, and any Riders you elect.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  If full coverage is denied, the temporary insurance coverage will terminate 5 days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect.  Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.

Right to Cancel (Examination Right)

Under state law, you may for a limited time cancel the policy and receive a refund (commonly referred to as the "free look" period).  The length of this time period depends on the state law and may vary depending on whether your purchase is replacing another policy you own.  If you decide to cancel the policy during the free look period, return the policy to the sales representative who sold it, or to us at our Service Center, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  If we do not receive your policy at our Service Center by the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.  If the policy is canceled, we will treat the policy as if it was never issued.

Within seven days of a cancellation request, we will refund the amount prescribed by law.  Depending upon the law in the state in which the policy is issued, the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.

If the policy was issued in a state that requires us to refund the initial Premium payment, we will allocate initial Net Premium to the fixed accounts as instructed, but hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free look period expires. At the expiration of the free look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.

If the policy was issued in a state that requires us to refund the Cash Value, we will allocate all of the initial Net Premium to the designated Sub-Accounts and fixed accounts based upon the allocation instructions in effect at that time, at the price next determined.

Premium Payments

This policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the conditions that cause a policy to Lapse do not exist.  However, we will send scheduled Premium payment reminder notices to you according to the Premium payment schedule shown on the Policy Data Page.  If you decide to make an additional Premium payment, you must send it to our Service Center.  Each Premium payment must be at least $50.  Upon request, we will furnish Premium payment receipts.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.

•	We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.

•
We will monitor Premiums paid and will notify you when the policy is in jeopardy of becoming a modified endowment contract.  For more information regarding modified endowment contracts, see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans."

•	We may require that policy Indebtedness be repaid before we accept any additional Premium payments.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received, subject to the following limitations on fixed investment option allocations:

1.
we may refuse Premium allocations, including initial Premium, to the Fixed Account and/or Long-Term Fixed Account that would cause the total value of amounts allocated to the fixed investment options to exceed 50% of your policy's total Cash Value; and

2.	Net Premium allocations to the Long-Term Fixed Account, including initial Premium, will not be permitted:

a.
to exceed $500,000 in any twelve month period (determined on a rolling basis considering any Premium payment allocations during the twelve months prior to the Valuation Period during which we receive a Premium payment); and/or

b.	if, at the time the Premium is received, it would cause the policy's Long-Term Fixed Account value to exceed $1,000,000.

We may further limit or refuse Premium payments to the Long-Term Fixed Account on a prospective basis at any time.  Generally, this right will be invoked when interest rates are low by historical standards.

Cash Value

We will determine the Cash Value at least monthly.  At the end of any given Valuation Period, the Cash Value is equal to the sum of:

•	the value of the Accumulation Units allocated to the Sub-Accounts;

•	amounts allocated to the fixed investment options, including credited interest; and

•	amounts allocated to the policy loan account, including credited interest.

Surrenders and policy charges and deductions will reduce the Cash Value.  Thus, the Cash Value will fluctuate daily and there is no guaranteed Cash Value.  Accordingly, if the Cash Value is a factor in calculating a benefit associated with the policy, the value of that benefit will also fluctuate.  The loan account is part of our general account and will not be affected by the Investment Experience of the Sub-Accounts. While they are each part of our general account, the fixed investment options and the loan account may be credited interest at different rates.  If the policy is surrendered, the Cash Value will be reduced by the amount of any outstanding policy loans and unpaid charged interest in the loan account to calculate the Cash Surrender Value.

Changing the Amount of Insurance Coverage

After the first policy year, you may request to change the Specified Amount.  However, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least 3 months.  Changes to the Specified Amount will typically alter the Death Benefit.  For more information, see "Changes in the Death Benefit Option."

Any request to increase the Specified Amount must be at least $50,000 and the Insured must be Attained Age 85 or younger at the time of the request.  An increase in the Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An increase in the Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the policy.  An additional Underwriting and Distribution Charge and Surrender Charge schedule will also apply whenever you increase the Base Policy Specified Amount.  To increase the Specified Amount, you must submit a written request to our Service Center and you must provide us with evidence of insurability that satisfies our underwriting standards.

You may request to decrease the Specified Amount.  We apply Specified Amount decreases to the most recent Specified Amount increase, and continue applying the decrease backwards, ending with the original Specified Amount.  Decreases to the Specified Amount may decrease the dollar amount of policy charges calculated per $1,000 of Specified Amount or Net Amount at Risk (including any Rider charges so calculated), depending on the death benefit option elected and the amount of the Cash Value.  Decreases may also result in a surrender charge being assessed.  For more information, see "Surrender Charges."

We will deny any request to reduce the Specified Amount below the minimum Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the policy as a contract for life insurance.  To decrease the Specified Amount, you must submit a written request to our Service Center.

Changes to the Specified Amount will become effective on the next monthly policy anniversary after we approve the request unless you request and we approve a different date.  We reserve the right to limit the number of Specified Amount changes to 1 increase and 1 decrease each policy year.

Right of Conversion

Within 24 months of the Policy Date, or longer if required by state law, you may elect by written request to transfer 100% of your Cash Value in the Sub-Accounts and Long-Term Fixed Account into the Fixed Account without regard to any restrictions otherwise applicable to such transfers.  For more information see "Fixed Investment Option Transfers."  To invoke this right, you must submit your request to our Service Center on our specified forms.  This election is irrevocable.

Once your request has been processed your policy will in effect become a fixed life insurance policy, and the policy's Cash Value will be credited with the Fixed Account's interest rate.  In addition, the following will apply after conversion:

•
transfers out of the Fixed Account will no longer be available and your policy will no longer be able to participate in the Investment Experience of the Sub-Accounts or the interest crediting rate of the Long-Term Fixed Account;

•
the asset rebalancing service and dollar cost averaging programs will no longer be available for election.  If asset rebalancing and/or dollar cost averaging were elected prior to your request these programs will terminate;

•	Mortality and Expense Risk Charges will no longer be deducted after conversion because they are only deducted from Cash Value allocated to the Sub-Accounts; and

•
all other benefits, services, Riders, and charges, including loans and full and partial surrenders, will continue and/or continue to be available after your request for conversion, subject to the terms applicable prior to your request for conversion.

Exchanging the Policy

You may request to exchange the policy for another policy offered by us at the time that is a plan of permanent fixed life insurance.  This is not a contractual right of the policy and we may refuse such a request.  To make an exchange with us you will surrender this policy and use its Cash Surrender Value to purchase the new policy we underwrite on the Insured's life. Policy exchanges are subject to our approval, you paying all costs associated with the exchange, and the Insured satisfying our underwriting standards of insurability.  You may transfer Indebtedness to the new policy.

You must submit your exchange request to our Service Center on our specified forms.  The policy must be In Force and not in a Grace Period.  The exchange may have adverse tax consequences.  The new policy will take effect on the exchange date only if the Insured is alive.  This policy will terminate when the new policy takes effect.  A surrender charge may be assessed at the time of the exchange.  For more information regarding whether a surrender charge will apply, see "Surrender Charges."

Terminating the Policy

There are several ways that the policy can terminate.  You may surrender the policy for its Cash Surrender Value (which may result in adverse tax consequences).  Coverage under the policy will end when we receive your written request to surrender the policy at our Service Center.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.

Assigning the Policy

You may assign any rights under the policy while the policy is In Force, subject to our approval.  If you do, your beneficiary's interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing and will become effective on the date we record it at our Service Center.  Your assignment will be subject to any outstanding policy loans, policy liens, garnishments, court orders, or any previous assignments.

Reminders, Reports, and Illustrations

Upon request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.

Confirmations of individual financial transactions, such as transfers, partial Surrenders, loans, etc., are generated and mailed automatically.  Copies may be obtained by contacting our Service Center.  You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application unless directed otherwise.   At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s).  Household delivery will continue for the life of the policies.

A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting our Service Center.  We will reinstitute individual delivery within 30 days after receiving such notification.

Standard Policy Charges

We will take deductions from Premium payments and/or the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the policy.  We begin to deduct monthly charges from your policy's Cash Value on the Policy Date.  These charges are assessed by redeeming Accumulation Units.  The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account.  If you have a policy loan, a complete description of how interest credited and charged results in costs to you is described in the "Policy Loans" section of this prospectus.

Sales Load

We deduct the Sales Load (as part of the Premium Load) from each Premium payment to compensate us for our sales expenses.  The guaranteed maximum Sales Load is equal to an annualized rate of $65 per $1,000 of Premium. Currently, the amount of the Sales Load is assessed based on the following schedule:

Policy Year	Premium up to the Commissionable Target Premium amount	Premium in excess of the Commissionable Target Premium amount
1-5	6.5%	2.5%
6-15	4.5%	1.5%
16+	1.5%	1.5%

Commissionable Target Premium.  The Commissionable Target Premium referred to above is provided in policy illustrations.  Please request an illustration and consult with your registered representative for more specific information, or contact our Service Center.

We may waive the Sales Load on the initial Premium paid into this Policy as part of a sponsored exchange program to another policy we offer through Nationwide Life and Annuity Insurance Company or our parent company, Nationwide Life Insurance Company, as permitted under the securities laws and/or rules or by order of the SEC.

Premium Taxes

We deduct Premium Taxes (as part of the Premium Load) from each Premium payment to reimburse us for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%).  The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium.  This amount is not the actual amount of the tax liability we incur.  It is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge retroactively.

A Note on the Premium Load. We deduct a Premium Load from each Premium payment to partially reimburse us for our sales expenses and Premium taxes, and certain actual expenses, including acquisition costs.  The Premium Load also provides revenue to compensate us for assuming risks associated with the policy, and revenue that may be a profit to us.

Short-Term Trading Fees

Some mutual funds offered in the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies.  Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading.  Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus).  Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund's assets.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, please see "Appendix A" later in this prospectus.

If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees.  In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the Short-Term Trading Fees, including:

•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs;

•	policy loans;

•	full or partial surrenders; or

•	payment of the Proceeds.

New share classes of certain currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of Short-Term Trading Fees.  When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.

Illustration Charge

Currently, we do not assess an Illustration Charge, which would compensate us for the administrative costs of generating the illustration.  However, we may, in the future, assess an Illustration Charge, which will not exceed $25 per illustration requested.  Any Illustration Charge must be paid in cash at the time of the illustration request.  The Illustration Charge will not be deducted from the policy's Cash Value.

Partial Surrender Fee

Currently, we do not deduct a Partial Surrender Fee, which would compensate us for the administrative costs associated with calculating and generating the surrender amount.  However, we may, in the future, assess a Partial Surrender Fee.  The Partial Surrender fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.  Any Partial Surrender Fee assessed will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.

Surrender Charges

We deduct a Surrender Charge from the Cash Value if you surrender or Lapse the policy.  Also, if you increase the Specified Amount, and then reduce the Specified Amount to less than it was before the increase, we will deduct a Surrender Charge from the Cash Value.  The Surrender Charge is assessed to compensate us for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability (and the Insured's underwriting class), and establishing policy records.  Thus, the Surrender Charge is comprised of two components: the underwriting component and the sales component.

The underwriting component equals the product of the Specified Amount and the administrative target premium.  (The administrative target premium is actuarially derived and is used to determine how much we should charge per Premium payment for underwriting expenses.)  The administrative target premium varies by the Specified Amount and the Insured's age when the policy was issued.  A table showing the Administrative Target Factors by age and sex can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

The sales component is the lesser of the following two amounts: (1) the product of the Specified Amount, divided by 1,000, and the surrender target premium; and (2) the sum of all Premium payments you made during the first policy year.  The surrender target premium is actuarially derived and is used to determine how much we should charge per Premium payment for sales expenses.  The surrender target premium varies by the Insured's sex, the Insured's age when the policy was issued, and the Insured's underwriting class.  A table showing the Surrender Target Factors by age and sex can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

The initial Surrender Charge is the sum of the underwriting component and a percentage (that varies by age, sex, Specified Amount, and risk class, and ranges between 24% to 65%) of the sales component.  A table showing the applicable Surrender Charge Percentage by age, sex, Specified Amount, and risk class can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

Generally, surrender charges will be greater for Insureds who are older or in poor health and less for Insureds who are younger or in good health.  For a given Insured, larger Specified Amounts will produce greater surrender charges.  In addition, surrender charges will increase with the amount of Premium you pay in the first policy year, or first year after a Specified Amount increase, up to the dollar amount produced by the calculation in (1) of the sales component description above, which represents the maximum surrender charge we are permitted by law for this policy. Beyond this point increasing the first year Premium you pay will not impact your surrender charges.

When considering the potential impact of surrender charges, you should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  Attempting to minimize your surrender charges by choosing a lower Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance your policy could lapse.  You should consult with your registered representative and carefully weigh all relevant benefit and charge factors together with your goals in purchasing this policy.

Depending on the policy year of the surrender and the Insured's age at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge, as set forth in the following table:

Reduction of Surrender Charges

Policy year calculated from the Policy Date or effective date of Specified Amount Increase*:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	100%
3	100%	92.5%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%

*The Surrender charge duration may vary based on the law in the state where the policy is issued.

Each increase to the Specified Amount (referred to as Specified Amount segments) will have its own Surrender Charge.  Surrender charges for an increase are only 81% of the surrender charge for a corresponding initial segment.  The Surrender Charge for each Specified Amount segment, when added together, will equal your total Surrender Charge.

See Appendix C for more information and examples showing how the Surrender Charge is calculated.

Any Surrender Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.

We will waive the surrender charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us, as described in "Exchanging the Policy" section, subject to the following:

•	the exchange and waiver is be subject to your providing us new evidence of insurability and our underwriting approval; and

•	you have not invoked any of these Riders:

1.      Premium Waiver Rider;
2.      Waiver of Monthly Deductions Rider; or
3. Long-term Care Rider.

Cost of Insurance Charge

We deduct a Cost of Insurance Charge from the policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the policy, and revenue that may be profit to us. The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insured's sex, issue age, and underwriting class, any Substandard Ratings, how long the policy has been In Force, and the Total Specified Amount. The cost of insurance rates are based on our expectations as to future mortality and expense experience.  There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Pages.

Flat Extras and Substandard Ratings.  As part of our underwriting process, we may inquire about the occupation and activities of the Insured.  If the activities or occupation of an Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating.  If this is the case, we may add an additional component to the Cost of Insurance Charge called a "Flat Extra."  The Flat Extra accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured.  The Flat Extra is a component of the total Cost of Insurance Charge, so if applied it will be deducted from the policy's Cash Value on the Policy Date and the monthly anniversary of the Policy Date.  The monthly Flat Extra is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk.  If a Flat Extra is applied, it is shown in the Policy Data Pages.  In no event will the Flat Extra result in the Cost of Insurance Charge exceeding the maximum charge listed in the Fee Table of this prospectus.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any Substandard Ratings and Specified Amount, if their policies have been In Force for the same length of time.  If a change in the cost of insurance rates causes an increase to your Cost of Insurance Charge, your policy's Cash Value could decrease.  If a change in the cost of insurance rates causes a decrease to your Cost of Insurance Charge, your policy's Cash Value could increase.

The Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.

Mortality and Expense Risk Charge

We deduct a monthly Mortality and Expense Risk Charge from the policy's Cash Value allocated to the Sub-Accounts on each monthly anniversary of the Policy Date to compensate us for assuming the risk associated with mortality and expense costs. This charge also provides revenues to compensate us for assuming certain risks associated with the policy, and revenues that may be profit to us.  The mortality risk is that the Insured will not live as long as expected.  The expense risk is that the costs of issuing and administering the policy will be more than expected.  The Mortality and Expense Risk Charge will be deducted proportionally from your Sub-Account allocations.

The maximum guaranteed Mortality and Expense Risk Charge is equal to an annualized rate of $8.00 per $1,000 of all variable account Cash Value for policy years 1-15, and $3.00 per $1,000 of all variable account Cash Value for policy years 16 and later.  Currently, the amount of the Mortality and Expense Risk Charge that is assessed is based on the following schedule:

Cash Value	Policy Years 1 – 15	Policy Years 16+
Charge for first $250,000 of Variable Cash Value	$8.00 per $1,000	$3.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$3.00 per $1,000	$2.00 per $1,000

This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer your policy remains In Force and as greater amounts of Cash Value are allocated to the variable Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge

We deduct a monthly Administrative Per Policy Charge from the policy's Cash Value to reimburse us for the costs of maintaining the policy, including accounting and record-keeping.  Currently, the Administrative Per Policy Charge is $20 per month in the first policy year and $5 per month thereafter.  The maximum guaranteed Administrative Per Policy Charge is $20 per month in the first policy year and $10 per month thereafter.

The Administrative Per Policy Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.

Underwriting and Distribution Charge

We deduct a monthly Underwriting and Distribution Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the policy.  The current Underwriting and Distribution Charge is $0.20 per $1,000 of the first $250,000 of Base Policy Specified Amount and $0.05 per $1,000 of Base Policy Specified Amount in excess of $250,000.  The maximum guaranteed Underwriting and Distribution Charge is $0.20 per $1,000 of the first $250,000 of Base Policy Specified Amount, and $0.10 per $1,000 of Base Policy Specified Amount in excess of $250,000.  The Underwriting and Distribution Charge will be assessed for 7 years for Specified Amounts issued at ages 0-39, and 5 years for Specified Amounts issued at age 40 or higher, as measured from the Policy Date for the initial Specified Amount, and from the effective date of any increase in the Specified Amount. Currently, the amount of the Underwriting and Distribution Charge is assessed based on the following schedule:

Issue Age	Per $1,000 Charge for the first $250,000 of Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-35	$ 0.15	$0.05
36-39	$0.16	$0.05
40-50	$0.17	$0.05
51-55	$0.18	$0.05
56-60	$0.19	$0.05
61+	$0.20	$0.05

The Underwriting and Distribution Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While you will not pay these charges directly, they will affect the value of the assets you have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds' prospectuses for additional information about these charges.  Contact our Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.

Reduction of Charges

The policy may be purchased by individuals, corporations, and other entities.  We may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.  Where prohibited by state law, we will not reduce charges associated with the policy.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total Premium we expect to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the charge reductions.  Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests that we use non-sex distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 135% of first year Premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (135% of first year premiums and 3% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.20% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2011, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through this policy or other variable policies that we and our affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds.   We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund's advisor or subadvisor is one of our affiliates or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Riders and Rider Charges

You may purchase one or more Riders available under the policy to meet your specific needs.  Rider availability varies by state.

We will assess any Rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the Rider charges.  We begin to deduct monthly Rider charges from your policy's Cash Value on the Policy Date or on the first monthly policy anniversary after the Rider is elected.

Please note: The charge for certain Riders may be treated as a distribution from the policy for income tax purposes.  For a general discussion of the tax treatment of distributions from a policy, see "Taxes, Periodic Withdrawals, Non-Periodic Withdrawals, and Loans," below, and consult with your tax advisor.

Overloan Lapse Protection Rider

The Overloan Lapse Protection Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to outstanding Indebtedness, to potentially avoid the negative tax consequences associated with lapsing the policy.

Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider.  It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when you elect to invoke the benefits under the Rider.  You should consult with a tax advisor regarding the risks associated with invoking this Rider.

Availability: All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting).  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.

The Rider is not available for policies for which the cash value accumulation life insurance qualification test was elected.

Eligibility:  The policy owner is eligible to invoke the Overloan Lapse Protection Rider upon meeting the following conditions:

•	Outstanding Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will vary based upon the Insured's Attained Age),

•	The Insured is Attained Age 75 or older,

•	The policy is currently In Force and has been In Force for at least 15 years,

•	The policy's Cash Value is at least $100,000. and

•	All amounts available to be withdrawn without the imposition of federal income tax have been withdrawn.

The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

You need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

Please Note:  Election of this Rider may impact other provisions of your Policy including certain other riders.

After Nationwide receives your request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2.
The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted.

3.
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the outstanding Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the Fixed Account.  The Death Benefit will be the greater of the Specified Amount or the Minimum Required Death Benefit.  The policy will remain as described above for the duration of the policy.

Upon invocation of this Rider, the following riders, if also elected, will terminate:

•	Long Term Care Rider

•	Spouse Life Insurance Rider

•	Waiver of Monthly Deductions

•	Extended Death Benefit Guarantee Rider

Invocation of the Overloan Lapse Protection Rider is irrevocable.

Overloan Lapse Protection Rider Charge.  We deduct a one-time Overloan Lapse Protection Rider Charge at the time you invoke the Rider to cover the administrative costs and to compensate us for the risks associated with the Rider's guaranteed paid-up death benefit.  The Overloan Lapse Protection Rider Charge is the product of the policy's Cash Value and an age-based factor shown in the Rider.  The Rider charge varies by the Insured's age and the Cash Value.

The Overloan Lapse Protection Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  If the Cash Value less Indebtedness is insufficient to satisfy the Overloan Lapse Protection Rider Charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Overloan Lapse Protection Rider Charge.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.

Adjusted Sales Load Life Insurance Rider

The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge.  You may elect the number of years (from 1 to 7) that you want the Premium Load replaced.  You will pay a Premium Load on any amount that you do not elect to be replaced by the Rider.  This Rider is only available to purchase at the time of application.

To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Adjusted Sales Load Life Insurance Rider Charge. If you elect this Rider we will deduct a monthly Adjusted Sales Load Life Insurance Rider Charge to compensate us for the sales and premium tax expenses that we will not collect in the form of Premium Load.  You should expect the aggregate monthly Rider charges to be greater than the amount we would have deducted as Premium Load. The monthly charge is the product of your aggregate Premiums since the Policy Date, the portion of Premium Load you choose to replace (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354.  The Rider's charge may vary.  Each Premium payment you make will cause the Rider's charge to increase.  How long the Rider charge is assessed will also vary.  The Rider charge will be assessed for 9 policy years, plus the number of years (from 1 to 7) that you want the Premium Load replaced (with a maximum Rider charge period of 15 years).  However, if you stop making Premium payments during that 1 to 7-year period, the Rider charge will only be assessed for 9 policy years, plus the number of years that you actually made Premium payments.

For example, upon election, you anticipated making Premium payments for 5 years.  Therefore, you expect to have the Rider charge assessed for 14 years (9 years plus 5 years).  However, you actually make your last Premium payment in policy year 3, and do not make any additional Premium payments.  Since you did not get full "use" of the Rider (you only received 3 years worth of Premium Load replacement), we will only assess the Rider charge for 12 policy years (9 years plus the 3 years' worth of benefit you received).

If the policy terminates within the first 10 policy years, we will deduct from the Cash Surrender Value an amount to compensate us for the Premium Load we waived, but were unable to recover as a Rider charge.  The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.

Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and Later	0%

For example, at the time you elected the Rider, you elected to replace the Premium Load for 7 years.  During the 5th policy year, you terminate the policy.  During the 5 years the policy was In Force, you paid $10,000 of Premium.  The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium).  Therefore, we will deduct $240 (60% of $400) from your Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Children's Term Insurance Rider

Subject to our underwriting approval, you may purchase term life insurance on any and all of the Insured's children at any time.  If an insured child dies before the Insured dies and before the Maturity Date, the policy pays a benefit to the named beneficiary.  The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or after the date the Insured's child turns age 22; or (2) the policy anniversary on which the Insured reaches Attained Age 65.  Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  The Rider will be effective until the Rider's term expires, until we pay the benefit, or until you terminate the Rider by written request to our Service Center.

Children's Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Children's Insurance Rider Charge to compensate us for providing term insurance on the lives of each and all of the Insured's children.  The Rider charge is $0.43 per $1,000 of the Rider's Specified Amount and will be assessed as long as the policy is In Force and the Rider is in effect.  The Rider charge will be the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

The Children's Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Long-Term Care Rider

The benefit associated with the Long-Term Care Rider is that, upon meeting certain requirements, the Insured is paid a monthly benefit to assist them with the expenses associated with their nursing home care or home health care.  To be able to invoke this Rider, the Insured must be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).  In addition, a 90-day waiting period, referred to as an elimination period, must be satisfied before benefits are paid.  The elimination period can be satisfied by any combination of days of Long Term Care Facility stay or days of Home Health Care, as those terms are defined in the policy. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Rider is in effect. The benefit associated with this Rider may not cover all your prospective long-term care costs and will not cover your retrospective long-term care costs. The benefits paid in association with the Rider are intended to be "qualified long-term care insurance" under federal tax law, and generally will not be taxable to the policy owner.  See your tax advisor about the use of this Rider.

Subject to our underwriting approval, you may purchase this Rider at any time.  If you purchase it after the Policy Date, we will require evidence of insurability.  There is a free look period associated with this Rider.  Within 30 days of receipt of the Rider, you may return it to the sales representative who sold it to you, or to us at our Service Center, and we will void the Rider and refund the related charges.

Decreases in the Base Policy Specified Amount, and/or Additional Term Insurance Rider Specified Amount, if elected, will result in a corresponding decrease in Long Term Care Rider Specified Amount only if the total Specified Amount is less than the Long-Term Care Rider Specified Amount after the decrease.

When you submit a request for benefits under this Rider, we will determine the amount of your benefit as a monthly amount.  The maximum monthly benefit will be the lesser of:

1.	2% of Long Term Care Specified Amount in effect; or

2.	the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

The maximum lifetime benefit under any combination of Home Health Care benefits and Long Term Care Facility benefits is equal to the lesser of the Long Term Care Specified Amount or the Base Policy Specified Amount (including coverage under the Additional Term Insurance Rider) minus policy Indebtedness.

You may request to receive a monthly benefit less than the maximum we determine.  Choosing a lesser amount could extend the length of the benefit period.

This Rider will terminate when we have paid the maximum lifetime benefit, you invoke the Overloan Lapse Protection Rider, you terminate the Rider by written request to our Service Center, or you terminate your policy.

While benefits are being paid under the Rider, the Long Term Care Rider charges will be waived for the duration of the Rider benefit payment period.  While receiving Rider benefits, loans or partial withdrawals are not permitted.

Long-Term Care Rider Charge.  If you elect this Rider we will deduct a monthly Long-term Care Rider Charge to compensate us for providing long-term care benefits upon the Insured meeting certain eligibility requirements.  The Rider charge is the product of the Rider's Net Amount At Risk and a long-term care cost of insurance rate.  Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Rider's Specified Amount and the policy's Net Amount At Risk. The long-term care cost of insurance rate is based on our expectations as to your need for long-term care over time and will vary by the Insured's sex, Attained Age (in some states issue age), underwriting class, and any Substandard Ratings.

The Long-Term Care Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.

Long-Term Care Referral Service.  If this Rider is elected, the Insured will have access to a national long-term care services referral network via a toll-free telephone number.  Services include free consultation and tailored information to assist in planning and implementing a care plan.  These services are currently provided through a third party.  There is no separate additional charge for this service.  This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

Spouse Life Insurance Rider

The benefit associated with the Spouse Rider is a death benefit payable upon the  death of an Insured Spouse to the designated beneficiary (if no beneficiary is designated, the benefit is payable to the Insured).

You may purchase this Rider at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:

•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and

•	the Insured Spouse must be between the Attained Age 18 and 69 at the time this Rider is elected.

Coverage continues until the Rider anniversary on which the Insured Spouse reaches Attained Age 70, or until the Maturity Date, whichever is earliest.  This Rider will be effective until the Rider's term expires, until we have paid the benefit, until you invoke the Overloan Lapse Protection Rider, or until you decide to terminate this Rider by written request to our Service Center.

This Rider has a conversion right.  The Insured's Spouse may exchange this Rider's benefit for a level premium, level benefit plan of whole life insurance, subject to limitations. Upon conversion, the Cash Value of the Policy to which this Rider is attached will not be affected. No evidence of the Insured's Spouse insurability is required for conversion. The following are required to exercise this conversion right:

(1)	conversion must be applied for in writing;

(2)	you must exercise your conversion right while both:

a.
the Policy and Rider are In Force and not in a grace period (if the Insured under the Policy dies anytime while this Policy and Rider are In Force, conversion must be applied for within 90 days after we receive proof of death for the Insured); and

b.	prior to the Rider anniversary date on which the Insured Spouse reaches Attained Age 66;

(3)	the amount of coverage available for any new policy purchased under this right of conversion is subject to the following:

a.	the coverage amount of the new policy must be for the greater of $10,000 or the minimum amount available for the new policy under our issue rules at the time; but

b.	no more than 100% of the Rider Specified Amount.

(4)	the new policy must be for a plan of insurance we are issuing on the date of conversion;

(5)	the Premium for the new policy will be based on the rates in effect on the date of conversion;

(6)
the Premium rate for the new policy will be based on the Attained Age of the Insured Spouse on the date of conversion, the same class of risk as this Rider, if available, and the rates in use at that time. If this Rider's risk class is not available for the new policy, the next best risk class available will apply; and

(7)	no supplemental benefits or additional coverage may be added without evidence of the Insured Spouse's insurability and our consent.

The effective date of the new policy will be the date of conversion. The incontestability and suicide periods of the new policy will start on the effective date of this Rider.

Spouse Life Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Rider charge to compensate us for providing term insurance on the life of the Insured Spouse.  The Rider charge is the product of the Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate.  We base the Insured Spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured Spouse.  The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse's sex, Attained Age, underwriting class, any Substandard Ratings, and the Rider's Specified Amount.

The Spouse Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the charge associated with this Rider from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Rider's Specified Amount.

Accelerated Death Benefit Rider

The benefit associated with the Accelerated Death Benefit Rider is the ability to accelerate receipt of the Base Policy Specified Amount if the Insured has a terminal illness that:

•	cannot be corrected: and

•	results in the Insured's remaining life expectancy being 12 months or less.

Please note: the receipt of accelerated death benefits may be taxable.  The eligibility of the recipient of the accelerated death benefits to receive Medicaid or other government provided benefits may be adversely impacted.  Prior to accepting accelerated death benefits, you should consult a tax advisor and any social service agencies from which you may be eligible for benefits.

The Rider is elected and attached to the Policy at the time the claim is made and accepted by us.  The date the Rider is effective is the date we accept the claim.  Coverage under the Rider is only applied to the Base Policy Specified Amount. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in Rider Specified Amount.  Accelerated benefits under the Rider are not available on any other Riders that may be part of the Policy.

The following restrictions on coverage apply to the Rider:

•	The Rider only applies to coverage on the Insured under the base policy. It does not apply to any available Riders or insureds named under such Riders.

•	If you also elected the Extended Death Benefit Guarantee Rider, this Rider cannot be elected while your policy is being kept In Force by it.

•	The effective date of the Rider must be at least two years before the Maturity Date.

•	Benefit amounts to be accelerated must not be subject to the Policy's incontestability period (2 years from the date coverage is effective).

•	The Base Policy Specified Amount as of the rider effective date must be at least $50,000.

•	The accelerated death benefit may not be used if it subject under law to any claims of creditors.

Charges Associated with the Rider.  We assess two charges in connection with the Rider, an Administrative Expense Charge and a Rider Charge. The Administrative Expense Charge will be deducted from the benefit payment to compensate us for claims processing and other administrative expenses.

The Rider charge has two components.  The first component is an interest rate discount. The interest rate discount compensates us for acceleration of the payment of the Base Policy Specified Amount.   It adjusts the Base Policy Specified Amount to its present value.  We show their interest rate discount on the Rider Data Page.

The interest rate used for the interest rate discount will never be greater than 15%.  When we calculate the interest rate, we will use the greater of: (1) the current yield on 90 day treasury bills; or (2) the maximum statutory adjustable loan interest rate which is the greater of the Moody's Corporate Bond Yield – Monthly Average Corporates or the Guaranteed Cash Surrender Value Interest Rate plus 1%.   In the event that of Moody's Corporate Bond Yield- Monthly Average Corporates is no longer published, we will use a substantially similar average, established by your state's insurance Commissioner.

The risk charge component of the Rider charge reflects the premature payment of a portion of the policy's Death Benefit; Cost of Insurance and other policy charges that would have been due during the 12 month period following the Rider Effective Date for coverage corresponding to the Accelerated Death Benefit Payment. The risk charge also covers the risk that the Insured might live longer than a 12-month period and a profit load to the Company. The risk charge is equal to the Unadjusted Accelerated Death Benefit Payment times the risk charge percentage shown on the Rider Data Page. The maximum risk charge percentage is 5%.

Calculation of the Accelerated Death Benefit.  When you make a claim for acceleration of the death benefit, you must elect a percentage of the Base Policy Specified Amount you wish to receive. This elected percentage of the Base Policy

Specified Amount is referred to as the Accelerated Death Benefit Rider Percentage, or Rider Percentage. The net amount of the accelerated death benefit is determined by taking the product of the Rider Percentage and Base Policy Specified Amount and then subtracting: (1) the Rider Charge;

(2) Administrative Expense Charge; and (3) the product of the Rider Percentage and the sum of all outstanding policy loans.

The benefit is calculated in accordance with the formula below:

ADB = [RP (SA)] – [RC + (RP x OPL) + UP + AEC]

Where:

ADB = Accelerated Death Benefit

RP = The Rider Percentage which is the percentage of the Base Policy Specified Amount you are requesting us to pay prior to the Insured's death.

SA = Base Policy Specified Amount at the time the benefit is calculated

RC = our Rider Charge

OPL = Outstanding Policy Loans on the date the benefit is calculated

UP = any Unpaid Premium, which is the amount of any premium that might be due or payable if your policy is in a grace period on the date the benefit is calculated

AEC = our Administrative Expense Charge

Example of how the Accelerated Death Benefit Is Calculated.  Listed below is an example of how an accelerated death benefit would be calculated.  Assume the Base Policy Specified Amount is $100,000 and the Rider Percentage of the Specified Amount is fifty percent (50%).  Also assume that there are aggregate Outstanding Policy Loans in the amount of $10,000 and there is Unpaid Premium of $500.  The charges in this example are: (1) $3,500 aggregate for the Rider Charge; and (2) $250 for the Administrative Expense Charge.

Using the above assumptions, here is how the accelerated death benefit would be calculated.

ADB = [50% x $100,000)] – [$3,500 + (50% x $10,000) + $500 + $250]

ADB = [$50,000] – [$3,500 + $5,000 + $500 + $250]

  ADB = [$50,000] – [$9,250]

  ADB = $41,750

Eligibility and Conditions for Payment.  The following eligibility and conditions apply for payment under the Rider.

•	The Rider only applies to the single Insured under the base policy. The accelerated death benefit coverage does not apply to any insurance elected via Rider under the policy.

•	We must receive your application for benefits under the Rider at our Service Center in a written form that is satisfactory to us.

•
We must receive evidence that is satisfactory to us that the Insured has a non-correctable terminal illness resulting in the Insured having a remaining life-expectancy of 12 months or less.  Satisfactory evidence includes a certification from a physician licensed in the United States that the Insured has a non-correctable terminal illness resulting in a remaining life-expectancy of 12 months or less.  A certifying physician cannot be the Insured, Owner, Beneficiary or a relative of any of these parties.  We may also rely on additional expert medical opinions we obtain at our expense and we may choose to rely on these opinions to the exclusion of the certifying physician in making a payment determination.

Accidental Death Benefit Rider

The benefit associated with the Accidental Death Benefit Rider is the payment of a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured's accidental death.  Accidental death means the Insured died within 90 days of sustaining, and as a result of, bodily injury caused by external, violent, and accidental means from a cause other than a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call our Service Center.

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 5 and before the policy anniversary on which the Insured reaches Attained Age 65 (while the policy is In Force).  The Rider coverage continues until the Insured reaches Attained Age 70.  This Rider will be effective until the Rider's term expires, until we have paid the benefit, or until you terminate the Rider by written request to our Service Center.

Accidental Death Benefit Rider Charge. If you elect the Rider we deduct a monthly Accidental Death Benefit Rider Charge to compensate us for providing coverage in the event of the Insured's accidental death.  The Rider charge is the product of the Rider's Specified Amount and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by the Insured's Attained Age and any Substandard Ratings.

The Accidental Death Benefit Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.   Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Premium Waiver Rider

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (while the policy is In Force).  You may not purchase both this Rider and the Waiver of Monthly Deductions Rider.

The benefit associated with the Premium Waiver Rider is a monthly credit to the policy upon the Insured's total disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call our Service Center.

The amount credited to the policy is the lesser of:

•	the Premium you specified, or

•	the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

The monthly credit applied pursuant to the Rider may not be sufficient to keep your policy from Lapsing.

Purchasing this Rider could help preserve the Death Benefit.

If the Insured is younger than Attained Age 63 at the time of the total disability, the Rider coverage continues until the Insured reaches Attained Age 65.  If the Insured is Attained Age 63 or older at the time of the total disability, the Rider coverage continues for 2 years.  This Rider is effective until the Rider's term expires (unless we are paying a benefit under the Rider) or until you terminate the Rider by written request to our Service Center.

Premium Waiver Rider Charge.  If you elect this Rider, we will begin deducting a monthly Premium Waiver Rider Charge to compensate us for crediting the policy with the amount of scheduled due and payable Premium payments upon the Insured's total disability for 6 consecutive months. The Rider charge is the product of the Rider's benefit (the monthly policy credit) and the premium waiver cost rate.  We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for 6 consecutive months.  The premium waiver rider monthly rates are established at issue and will not change while the rider remains In Force.  At issue or upon reinstatement, rates will vary by policy based on the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.

The Premium Waiver Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Change of Insured Rider

The benefit associated with the Change of Insured Rider is that you may designate a new Insured, subject to insurability and other conditions. The Rider is only available in connection with policies issued to corporate entities or  in other business contexts where the primary purpose is to provide protection or benefits to employees.  The Rider is not available to individuals outside of these limited business purposes. The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.

The amount of insurance coverage after the change date shall be the total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code and (2) such specified amount equals or exceeds the minimum total Specified Amount shown on the Policy Data Pages.  You may elect this rider at the time of application or at any time while the policy is In Force.  Coverage on the new Insured will become effective on the change date.  Coverage on the previous Insured will terminate on the day before the change date.  The change date is the first monthly anniversary on or next following the date the change of insured conditions are met.  The Policy Date will not change.

Change of Insured Conditions:

1.	At the time of the change, the new Insured must have the same business relationship to the Owner as did the previous Insured.

2.	The new Insured may be required to submit evidence of insurability to us.

3.	The new Insured must satisfy our underwriting requirements.

4.	The policy must be In Force and not be in a grace period at the time of the change.

5.	The new Insured must have been at least age eighteen on the Policy Date.

6.	The Owner must make written application to change the Insured.

The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the policy's Specified Amount.  You may elect this Rider at any time except, if you also elected the Extended Death Benefit Guarantee Rider, while your policy is being kept In Force by it.

Change of Insured Rider Charge.  There is no charge associated with the Change of Insurance Rider.

Additional Term Insurance Rider

The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured, in addition to the

Death Benefit, payable to the beneficiary upon the Insured's death.

Subject to our underwriting approval, you may purchase this Rider at any time while the policy is In Force until the Insured reaches Attained Age 85.  If you purchase this Rider after the Policy Date, we will require evidence of insurability.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the Insured reaches Attained Age 120, when this Rider's term expires.

Before deciding whether to purchase the Additional Term Insurance Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time.  There are instances where the Additional Term Insurance Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).  Another disadvantage is the base policy guaranteed policy continuation provision will only cover the Additional Term Insurance Rider for the first 5 policy years.  In comparison, the base policy allows longer coverage for issue ages under Attained Age 70.   In addition, the Extended Death Benefit Guarantee Rider does not cover the Additional Term Insurance Rider at all, and invoking it will terminate the Additional Term Insurance Rider.  See the Guaranteed Policy Continuation Provision in the Lapse section of this prospectus and the description of the Extended Death Benefit Guarantee Rider later in this section for additional information.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Additional Term Insurance Rider Charge.  If you elect this Rider, we will deduct a monthly Additional Term Insurance Rider Charge to compensate us for providing term life insurance on the Insured.  The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit.  The Rider Death Benefit will be equal to the difference between the total death benefit and the base policy death benefit.  We base the Additional Term Insurance Rider cost of insurance rate on our expectation as to the Insured's mortality.  The Additional Term Insurance Rider cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class, any Substandard Ratings, and the Specified Amount.

The Additional Term Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

Waiver of Monthly Deductions Rider

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (as long as the policy is In Force).  You may not purchase both this Rider and the Premium Waiver Rider.

The benefit associated with the Waiver of Monthly Deductions Rider is a benefit (in the form of a credit or expense waiver) to assist the policy owner with policy expenses upon the Insured's disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's Service Center.

The benefit takes the form of a waiver of the policy's monthly charges.

Note:  This Rider's benefit alone may not be sufficient to keep your policy from Lapsing.  Therefore, you may need to make additional premium payments to prevent Lapse even while the Rider's benefit is being paid.  However, while the Rider's benefit is being paid, it will cost you less on a monthly basis to keep the policy In Force.

How long the benefit lasts depends on the Insured's age at the beginning of the total disability.  If the Insured's total disability begins before the Insured reaches Attained Age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches Attained Age 65) or until you invoke the Overloan Lapse Protection Rider.  If the Insured's total disability begins when the Insured is between the Attained Ages of 60 and 63, the benefit continues until the Insured reaches Attained Age 65.  If the Insured's total disability begins after the Insured reaches Attained Age 63, the benefit continues for 2 years.

Waiver of Monthly Deductions Rider Charge.  If you elect this Rider we will deduct a monthly Waiver of Monthly Deductions Rider Charge to compensate us for waiving the policy's monthly charges upon the Insured's total disability for 6 consecutive months.  The Rider charge is the product of the monthly policy charges (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the waiver of monthly deductions cost rate on our expectations as to the likelihood of the Insured's total disability for 6 consecutive months.  The deduction waiver cost rate varies by the Insured's Attained Age and any Substandard Ratings.

The Waiver of Monthly Deductions Rider Charge will be deducted proportionally from your Sub-Account allocations, Fixed Account allocations, and Long-Term Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Extended Death Benefit Guarantee Rider

General Information About this Rider.  This Rider is only available for election at the time of application for the policy.  This Rider provides additional Lapse protection beyond the protection provided under the "Guaranteed Policy Continuation Provision" section of the base policy. Lapse protection lasts for a maximum of 10 years under the base policy. Lapse protection is designed to provide you the potential long-term benefits of investing in a variable universal life policy while protecting you from losing the life insurance coverage under the policy due to adverse or unfavorable Investment Experience.

Before electing this Rider, carefully review the "Guaranteed Policy Continuation Provision" section of this prospectus.  If you are satisfied that the Lapse protection afforded under this provision of the base policy meets your needs, you should not purchase this Rider.

It is important to remember that you will be paying the Rider charge while the Guaranteed Policy Continuation Provision of the base policy is in effect.  In the event Lapse protection benefits become payable during the guaranteed policy continuation period of the base policy, the benefits provided will be greater than or equal to the benefits provided under the Rider.

If this Rider is elected, and while it remains In Force, the investment options available will be limited as described in the "Allocation Restrictions" subsection below.  In addition, interaction of this Rider with other elected Riders  may result in the limitation or elimination of  Rider benefits, refer to the "Interaction with Other Riders" subsection below.

If you do not meet one of the Premium testing methods described in the "How this Rider Operates" subsection of this Rider, you will not receive any coverage or benefits afforded by this Rider.  In addition, if at any time after the tenth policy year you fail the 10 Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.

If you purchase this Rider, you must make two irrevocable elections at the time of application:

(1) the portion of the Base Policy Specified Amount you want covered by this Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of your Base Policy Specified Amount; and

(2) the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:

(a) the minimum Guarantee Duration that may be elected is twenty years; and
(b) the maximum Guarantee Duration that may be elected is equal to 120 years minus the Insured's Attained Age on the Policy Date.

Allocation Restrictions. Only certain investment options are available when you elect this Rider.  We selected the available Sub-Accounts on the basis of risk factors associated with their investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations.

The following allocations are permitted under this Rider.

(1) the Fixed Account; and/or

(2) any combination of the Sub-Accounts listed below:

Fidelity Variable Insurance Products Fund
•	Fidelity VIP Freedom 2010 Portfolio: Service Class
•	Fidelity VIP Freedom 2020 Portfolio: Service Class
•	Fidelity VIP Freedom 2030 Portfolio: Service Class

Nationwide Variable Insurance Trust ("NVIT")
•	American Funds NVIT Asset Allocation Fund: Class II
•	NVIT CardinalSM Aggressive Fund: Class I
•	NVIT CardinalSM Balanced Fund: Class I
•	NVIT CardinalSM Capital Appreciation Fund: Class I
•	NVIT CardinalSM Conservative Fund: Class I
•	NVIT CardinalSM Moderate Fund: Class I
•	NVIT CardinalSM Moderately Aggressive Fund: Class I
•	NVIT CardinalSM Moderately Conservative Fund: Class I
•
Nationwide NVIT Investor Destinations Funds: Class II (effective May 1, 2012, the Class II shares of the Investor Destinations funds are no longer available to accept transfers or new premium payments)

➢	NVIT Investor Destinations Conservative Fund: Class II
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II
➢	NVIT Investor Destinations Balanced Fund: Class II
➢	NVIT Investor Destinations Moderate Fund: Class II
➢	NVIT Investor Destinations Capital Appreciation Fund: Class II
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	NVIT Investor Destinations Aggressive Fund: Class II
•	Nationwide NVIT Investor Destinations Funds: Class P
➢	NVIT Investor Destinations Conservative Fund: Class P
➢	NVIT Investor Destinations Moderately Conservative Fund: Class P
➢	NVIT Investor Destinations Balanced Fund: Class P
➢	NVIT Investor Destinations Moderate Fund: Class P
➢	NVIT Investor Destinations Capital Appreciation Fund: Class P
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class P
➢	NVIT Investor Destinations Aggressive Fund: Class P

Allocations or transfers to investment options other than those listed above are not permitted while this Rider is In Force.  We reserve the right to modify the list of Rider investment options upon written notice.  If we substitute or delete a Sub-Account from the list of available investment options, the substitution or deletion will not affect existing Policies where this Rider is already in effect.

You may instruct us to move your allocations back and forth between the available Rider investment options at any time while this Rider is In Force, which will be considered a transfer event.  While this Rider is In Force, your investment allocation (current and future) must be entirely (100%) to the Rider investment options listed above.  While this Rider is In Force, if you instruct us to allocate amounts to an investment option not available under this Rider, we will not process your request.  We will then notify you that you have submitted allocation instructions that violate the terms of this Rider.  Your allocation will remain unchanged until we receive instructions that comply with the allocation requirements of this Rider.  You may still choose to terminate this Rider and then instruct us to make allocations under any of the investment options available under the policy.  Termination of the Rider will end all charges and coverage under the Rider including payment of the Guarantee Amount.

How this Rider Operates.  During the Guarantee Duration, we conduct tests to determine whether the Net Accumulated Premium actually paid is equal to or greater than the required Net Accumulated Premium under either the 10 Year Paid-Up Method or the Monthly Premium Method.

The Net Accumulated Premium actually paid equals the cumulative sum of all Premiums paid from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, reduced by any partial surrenders, Indebtedness, and Returned Premium.

The required Net Accumulated Premium is what must be paid for the Rider coverage to apply.  Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide's risk that the Insured may die during a period when the policy would otherwise Lapse.  In addition to your elections under this Rider, the  required Net Accumulated Premium for each test will vary, based on the Insured's sex, issue age, underwriting class, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, and any other optional benefits elected.

You may decide to pay the required Net Accumulated Premium under either method.   Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium.  The 10 Year Paid-Up Method is generally used by policy owners who pay a larger premium during the first ten policy years.  In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower premium over a longer period of time.

Described below is how and when we determine under each method whether you have paid the required Net Accumulated Premium for the Guarantee Amount to apply.

(1)
10 Year Paid-Up Method – This method determines a required Net Accumulated Premium that must be paid within a ten year period beginning on the Policy Date, regardless of the Guarantee Duration you elect.  The required Net Accumulated Premium under this test is stated in the Policy Data Pages.  The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium stated in the Policy Data Pages.

During the first ten policy years, this test is performed on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.

This test is also performed on the first monthly anniversary of the Policy Date after the end of the tenth policy year.  If the test for the 10 Year Paid-Up Method is not satisfied at that time, Lapse protection under this method is no longer available and the test will no longer be performed.  If the test for the 10 Year Paid-Up Method is satisfied with the first test after the end of the tenth policy year, we will retest  at the following times while the Rider remains in effect and the conditions under this method are met:

(a)	on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders;

(b)	on any date of a partial surrender or policy loan; and

(c)       on any date there is Returned Premium.

        Lapse protection is no longer available and retesting will no longer be done under the 10 Year Paid-Up Method after any of the following circumstances occurs:

•	failing to satisfy the 10 Year Paid-Up Method test at any time it is performed after the end of the tenth policy year;

•	the Guarantee Duration ends or this Rider is otherwise terminated;

•	increasing the Base Policy Specified Amount;

•	changing the death benefit option; or

•	adding or increasing any Rider coverage on or after the first anniversary of the Policy Date.

If any of the circumstances above occur, the 10 Year Paid-Up Method is no longer available; however, you may still maintain the Guarantee Amount if you satisfy the test under the Monthly Premium Method.

Please note: Depending on how your policy is issued (Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test), paying Premium equal to the Net Accumulated Premium under the 10 Year Paid-Up

Method may disqualify your policy as a contract for life insurance under Section 7702 of the Code.  If this is the case for you, you can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method.  Please request and carefully review illustrations of your planned Rider elections, Premium payments, surrender, and/or policy loan activity before purchasing this Rider.  Currently, we do not charge for illustrations; however, we reserve the right to charge for illustrations in the future.  For more information on illustration charges, see the "Illustration Charge" sub-section of the "Standard Policy Charges" section of this prospectus.

(2)
Monthly Premium Method – This method determines a monthly Premium amount that is stated in the Policy Data Pages.  The required Net Accumulated Premium under this test is the sum of the monthly Premium amount in effect for each respective month from the Policy Date to the most recent monthly anniversary of the Policy Date.  This test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium under this method.

This test is performed on any monthly anniversary of the Policy Date during the Guarantee Duration on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.

Unless this Rider is otherwise terminated, the Monthly Premium Method test will continue to be conducted for the entire Guarantee Duration.  This test cannot be lost due to policy changes or failure to meet the test on any given occasion.  However, the following policy changes may result in a change to the monthly Premium amount, and therefore the required Net Accumulated Premium, under this method and are subject to our approval:

•	increasing or decreasing the Base Policy Specified Amount;

•	adding or increasing any Rider coverage;

•	changing the death benefit option; or

•	changing the underwriting classification of the Insured.

Situations Where the Guarantee Amount May be Modified.  Any changes to the policy resulting in a decrease of the Base Policy Specified Amount, including partial surrenders, will also result in a proportional reduction of the Guarantee Amount.

How the Grace Period Under the Base Policy Operates with this Rider. If the Policy enters a Grace Period (i.e. Lapse protection is not available under the "Guaranteed Policy Continuation Provision" section and neither of the tests under this Rider are met), we will send you notification that includes the following Premium amounts that, if paid, will prevent the policy from lapsing:

(1)	the amount of Premium required to prevent the policy from Lapsing under the "Grace Period" and "Guaranteed Policy Continuation Provision" sub-sections of the "Lapse" section of this prospectus; and

(2)	the amount of Premium required to increase the Net Accumulated Premium paid so that the the Monthly Premium Method test is satisfied.

Note:  Generally the amount required to prevent the policy from Lapsing under the 10 Year Paid-Up Method test, if applicable, will be greater.  If you would like to know how much additional Premium must be paid to satisfy the 10 Year Paid-Up Method, please contact us using the information on the front page of this prospectus.  Also note that if the 10 Year Paid-Up is not satisfied at any time after the tenth policy year, that test will no longer apply.

This Rider and the policy to which it is attached will terminate unless sufficient Premium is paid within the 61 day Grace Period.  This Rider cannot be reinstated after a Lapse.

For additional information, refer to the "Lapse" section of this prospectus.

Interaction with Other Riders

Premium Waiver Rider

If you elected the Premium Waiver Rider, the benefits provided by that rider in the form of Premium payments will be counted as part of the Net Accumulated Premium paid for the purposes of satisfying the Monthly Premium Method and 10 Year Paid-Up Method tests subject to the following:

•	when qualifying for benefits under the Premium Waiver Rider, the Premium requirements of this Rider will not be reduced;

•	benefits provided by the Premium Waiver Rider in the form of Premium payments may not be sufficient on its own to meet the Premium requirements associated with this Rider; and

•
if the benefits provided by the Premium Waiver Rider in the form of Premium payments are not sufficient to satisfy the Monthly Premium Method or 10 Year Paid-Up Method tests, you may have to pay additional Premium to meet the required Net Accumulated Premium under the tests.

Waiver of Monthly Deductions Rider

If the Waiver of Monthly Deductions Rider is elected, then upon qualifying for benefits under that rider, the required Net Accumulated Premium for this Rider will not be waived or reduced. The benefits provided by the Waiver of Monthly Deductions Rider, in contrast to the Premium Waiver Rider, will not count towards the Net Accumulated Premium for purposes of satisfying any of the required Net Accumulated Premium tests under the Rider. Failure to make Premium payments sufficient to meet either test of required Net

Accumulated Premium while you are receiving benefits under the Waiver of Monthly Deductions Rider may result in a loss of benefits under the Rider.

Long-Term Care Rider

If the Long-Term Care Rider is elected, then upon qualifying for benefits under that rider, the Premium requirements for the Rider will not be waived or reduced and charges for the Rider will continue to be deducted from the Policy's Cash Value.  Benefits under the Long-Term Care Rider do not reduce Net Accumulated Premiums.

If the Long-Term Care Rider Specified Amount is greater than the Guarantee Amount, then upon commencement of benefits under the Rider and after termination of the Additional Term Insurance Rider, if applicable, the Long-Term Care Rider Specified Amount will be reduced so that it equals the Base Policy Specified Amount after invocation of the Rider.

Overloan Lapse Protection Rider

While the policy is being kept from entering a Grace Period by this Rider, the Overloan Lapse Protection Rider cannot be invoked without your first requesting termination of this Rider.

Invoking the Overloan Lapse Protection Rider at any other time will result in termination of this Rider and its charge.

Riders Terminating When Benefits Under this Rider Commence. Once you begin to receive benefits under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted, i.e., changes to Specified Amount and addition of other optional riders.  In addition, if you elected any of the following riders, they will terminate:

•	Spouse Life Insurance Rider

•	Change of Insured Rider

•	Children's Term Insurance Rider

•	Accidental Death Benefit Rider

•	Additional Term Insurance Rider

•	Premium Waiver Rider

If another Rider is terminated by operation of this Rider, charges under terminated riders will end and you may not reapply for the terminated Rider until the expiration of the Guarantee Duration.

Termination of the Extended Death Benefit Guarantee Rider.  This Rider will terminate and no coverage will apply if any of the following occurs:

(1)you elect to terminate this Rider by written request to us. Termination by written request will be effective the next business day following receipt at our Home Office address stated on the front page of this prospectus. If you elect to terminate this Rider, we may require you to return the Rider and the policy for endorsement.

(2)the Guarantee Duration ends.

(3)the policy Lapses, is surrendered, or otherwise terminates.

Note: This Rider cannot be reinstated if the policy Lapses.

Extended Death Benefit Guarantee Rider Charge.  We assess a charge for the coverage provided by this Rider. The charge for each base Specified Amount segment is determined, and will vary, based on the Insured's sex, issue age, underwriting class, Guarantee Amount, and Guarantee Duration.

This Rider charge will be deducted proportionally from your Sub-Account and Fixed Account allocations. Because we deduct the Rider charge from the Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date you request or, if that date has passed or no date is specified, then at the end of the Valuation Period during which we receive your request.  There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events.  We will continue to process dollar cost averaging transfers until there is no more value left in originating investment option(s) or until you instruct us to terminate your participation in the service.

Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time.  Policy owners may direct us to automatically transfer specific amounts from the Fixed Account and the:

Nationwide Variable Insurance Trust ("NVIT")
•	Federated NVIT High Income Bond Fund: Class III
•	NVIT Government Bond Fund: Class I
•	NVIT Money Market Fund: Class I
•	NVIT Money Market Fund: Class V

to any other Sub-Account.  These funds may or may not be available depending on when you purchased this policy. Please refer to "Appendix A: Sub-Account Information"  for details on fund availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time you elect to participate in the program.

We do not assure the success of these strategies and we cannot guarantee that dollar cost averaging will result in a profit or protect against a loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Enhanced Dollar Cost Averaging. Periodically, we may offer enhanced dollar cost averaging programs. When offered, these programs will be available only at the time of application.  All or a portion of the initial Premium may be applied to a program.  Subsequent Premium is not eligible for inclusion in the program.  Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations.  Enhanced dollar cost averaging programs will last for 1 year and Cash Value attributable to the enhanced dollar cost averaging program will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:

Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

Asset Rebalancing

You may elect to participate in an asset rebalancing program.  Asset rebalancing involves the automatic rebalancing of the Cash Value in your chosen Sub-Accounts (up to 20) on a periodic basis.  Cash Value in the Long-Term Fixed Account is not eligible for asset rebalancing and assets may not be rebalanced into the Long-Term Fixed Account. You can schedule asset rebalancing to occur every 3, 6, or 12 months on days when we price Accumulation Units.  There is no charge for asset rebalancing, and it does not count as a transfer event.

You may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form.  Unless you elect otherwise, asset rebalancing will not affect the allocation of Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of asset rebalancing will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Automated Income Monitor

Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost.  This program is only available to policies that are not Modified Endowment Contracts.

Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of their policy.  The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans.  Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood your policy will lapse.  Before requesting the Automated Income Monitor program, please consult with your financial and tax advisors.

You can obtain an Automated Income Monitor election form by contacting your registered representative or our Service Center.  At the time of application for a program, we will provide you with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value and Death Benefit.  You must submit this illustration along with your application.  Programs will commence at the beginning of the next monthly anniversary after we receive your election form and illustration. On each Policy Anniversary thereafter we will provide an updated In Force illustration to assist you in determining whether to continue, modify, or discontinue an elected program based on your goals.  You may request modification or termination of a program at any time by written request to our Service Center.

Your program will be based on your policy's Cash Surrender Value at the time of election, and each succeeding Policy Anniversary, and the following elections:

1.      Payment type:

a.
Fixed Amount:  If you elect payments of a fixed amount, the amount you receive will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and your policy's Investment Experience; or

b.
Fixed Duration:  If you elect payments for a fixed duration, the amount you receive during the first year will be based on the illustration assumptions below.  After the first year, the amount will vary based on the illustration assumptions below and policy Investment Experience to maintain the elected duration.

2.      Illustration assumptions:

a.	an assumed variable rate of return you specify from the available options stated in the election form;

b.
minimum Cash Surrender Value you target to have remaining on your policy's Maturity Date, or other date you specify.  This dollar amount is used to calculate available income.  It is not guaranteed to be the Cash Surrender Value on the specified date;

c.	you may also request a change of death benefit option from Death Benefit Option 2 to Death

Benefit Option 1, or a decrease in Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and

d.	payment: frequency; monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.

Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations.  However, larger payments or longer duration may increase the likelihood your policy will lapse.

You are responsible for monitoring your policy to prevent lapse.  We will provide annual In Force illustrations based on your then current Cash Surrender Value and your elected illustration assumptions to assist you in planning and preventing lapse.  You may request modification or termination of a program at any time by written request.

Automated Income Monitor programs are subject to the following additional conditions:

1.	To prevent adverse tax consequences, you authorize us to make scheduled payments via policy loan when:

a.	your policy's cost basis is reduced to zero;

b.	a partial surrender within the first 15 policy years would be a taxable event;

c.	or to prevent your policy from becoming a MEC. See, "When the Policy is Life Insurance that is a Modified Endowment Contract" in the "Taxes" section of this prospectus for additional information.

Note:  Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans.  Refer to the "Partial Surrenders" and "Policy Loans" sections of this prospectus for additional information.

2.	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.

3.	Programs will terminate on the earliest of the following:

a.	our receipt of your written request to terminate participation;

b.	at the time your policy enters a grace period or terminates for any reason;

c.	at the time of a requested partial surrender or policy loan outside the program;

d.	upon a change of policy owner;

e.	one of the following riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider; Extended Death Benefit Guarantee Rider; or the Long-Term Care Rider;

f.	for income based on a fixed duration, the end of the period you specify at the time of election;

g.	on any Policy Anniversary when your then current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption you specify;

h.	at any time the scheduled partial surrender or policy loan would cause your policy to fail to qualify as life insurance under Section 7702 of the Code, as amended; or

i.	your Policy's Maturity Date.

We will notify you upon termination of your Automated Income Monitor program due to one of the above events.  In addition, we may modify, suspend or discontinue Automated Income Monitor programs at any time.  We will notify you in writing 30 days before we do so.

Policy Loans

After the expiration of the free look period and while the policy is In Force, you may take a loan against the policy's Cash Value.  Loan requests must be submitted in writing to our Service Center.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

Subject to conditions, you may take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment options less any Surrender Charge.  The minimum loan amount is $200.

We charge interest on the amount of outstanding Indebtedness at the maximum guaranteed rate of 4.5% per annum.  The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured's Death, a policy Lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the policy loan account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.  Finally, we will only transfer amounts from the Long-Term Fixed Account if your allocations to the Sub-Accounts and the Fixed Account are depleted.

Amounts in the policy loan account will accrue and be credited daily interest at a rate of 3.0% per annum (guaranteed minimum of 3.0%) in all policy years.

Net Effect of Policy Loans

We will charge interest on the outstanding loan amount and credit interest to the policy loan account at the same time.  In effect, the loan interest charged rate is netted against the interest crediting rate, and this is the amount that you are "charged" for taking the policy loan.  The maximum and current charges shown in the Periodic Charges Other Than Mutual Fund Operating Expenses table do not reflect the interest that is credited to amounts in the loan account.  When the interest charged is netted against the interest credited, the net cost of a policy loan is lower than that which is stated in the table.

The amount transferred to the loan account is part of our General Account and will not be affected by the Investment Experience of the Sub-Accounts. The loan account is credited interest at a different rate than either of the fixed investment options.

Even if it is repaid, a policy loan will affect the policy, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the policy is In Force.  The minimum repayment amount is $50.  If any portion of an outstanding loan balance has been transferred from the Long-Term Fixed Account, loan repayments will first be allocated to the Long-Term Fixed Account.  Once any outstanding loan balance attributable to the Long-Term Fixed Account has been repaid, loan repayment allocations to the Long-Term Fixed Account will not be permitted:

1.
to exceed $500,000 in any twelve month period (determined on a rolling  basis considering any loan repayment allocations during the twelve months prior to the Valuation Period during which we receive a loan repayment); and/or

2.	if, at the time the loan repayment is received, it would cause the policy's Cash Value allocated to the Long-Term Fixed Account to exceed $1,000,000.

We may also require that any portion of an outstanding loan transferred from the Fixed Account must be allocated to the Fixed Account.  We will then apply all loan repayments according to the allocation in effect at the time the payment is received, unless you indicate otherwise, and subject to the Long-Term Fixed Account restrictions above.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you indicate otherwise.  Repaying a policy loan will cause the Death Benefit proceeds and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  You can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider, or, if elected, you can invoke the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness.  Before any Lapse, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy provides for a guaranteed policy continuation period referred to as the "Initial Death Benefit Guarantee Period" and is shown on the Policy Data Pages.  During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, you have paid an amount of Premium, reduced for any Indebtedness, partial surrenders, and/or Returned Premium, equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since your policy was issued.

If you make any changes to your policy after it is issued, including any policy loans or partial surrenders, increases or decreases the Specified Amount, adding or terminating a rider, and/or changing your death benefit option, your Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages. Your current Monthly Initial Death Benefit Guarantee Premium will be shown on the most recent version of the Policy Data Pages issued. Upon request and for no charge, we will determine whether your Premium payments, minus any Indebtedness, partial surrenders, and/or Returned Premiums, are sufficient to keep the Guaranteed Policy Continuation Provision in effect.  For free assistance in determining if your policy meets the requirements of this provision, contact our Service Center.

The Monthly Initial Death Benefit Guarantee Premium required will vary by the Insured's issue age, sex, underwriting class, any Substandard Ratings, the Insured's involvement in certain risky activities, the Specified Amount (including increases), and any Riders elected.

When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin.  There is no separate additional charge for the guaranteed policy continuation provision.

Duration of the Initial Death Benefit Guarantee Period.  The Initial Death Benefit Guarantee Period begins when we issue the policy.  How long the guaranteed policy continuation period lasts depends on the Insured's age at the time of policy issuance, as reflected in the following table:

Insured's Attained Age at Policy Issuance:	0-69	70 or older
Duration of Guaranteed Policy Continuation Period:	the lesser of 10 policy years or to attained age 75	5 policy years

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the policy.  This amount is equal to the lesser of 3 times the current monthly deductions, or the amount of Premium that will bring the guaranteed policy continuation provision back into effect, if applicable.  If you do not pay the indicated amount within 61 days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting, at any time within 3 years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to reinstate the policy;

•	providing any evidence of insurability that we may require;

•
paying sufficient Premium to keep the policy In Force for 3 months (or less if required by state law) from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is the amount of Premium sufficient to keep the policy In Force for 3 months from the date of reinstatement; and

(b)	is the amount of Premium sufficient to bring the guaranteed policy continuation provision into effect;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and

•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Subject to satisfactory evidence of insurability, you may also reinstate any Riders.

The effective date of a reinstated policy, (including any Riders) will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If elected, the Extended Death Benefit Guarantee Rider cannot be reinstated after a Lapse.

If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or
•	the Surrender Charge corresponding to the policy year in which the policy is reinstated.

We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the policy is In Force.  The Cash Surrender Value equals the policy's Cash Value minus any Indebtedness and the Surrender Charge.  A surrender will be effective as of the date we receive the policy and your written surrender request at our Service Center.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment options for up to six months.

Policy Restoration after a Full Surrender.  Prior to the Insured's death, we will permit restoration of a surrendered policy pursuant to the established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e. use of the Proceeds from a surrendered policy to purchase a new policy).  Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges.

For additional information and a description of our current policy restoration requirements and procedures see the "Policy Restoration Procedure" section of the Statement of Additional Information to this prospectus which can be obtained by contacting our Service Center.

Partial Surrender

You may request, in writing to our Service Center, a partial surrender of the policy's Cash Surrender Value at any time after the policy has been In Force for one year.  Currently, we do not assess a Partial Surrender Fee.  However, we reserve the right to assess a Partial Surrender Fee to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered.  If assessed, this fee will be deducted proportionally from your Sub-account allocations, Fixed Account allocation, and the Long-Term Fixed Account.

We reserve the right to limit the number of partial surrenders to 1 per policy year.  The minimum amount of any partial surrender request is $200.  In policy years 2-10, the maximum amount of a partial Surrender in any given policy year is equal to 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial Surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions.  Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:

1. Mortality and Expense Risk Charge; plus

2. Administrative Charges; plus

3. the monthly cost of any additional benefits provided by any Riders; plus

4. the Base Policy Specified Amount Cost of Insurance.

A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current variable account Cash Value to equal the amount of the partial surrender.  If there are insufficient Accumulation Units available, we will surrender amounts from the Fixed Account.  Only if there is insufficient value in the Sub-Accounts and the Fixed Account will we surrender amounts allocated to the Long-Term Fixed Account.  In addition, the total of all partial surrenders and transfers from the Long-Term Fixed Account within any twelve month period is limited to the greater of:

1)      $5,000; or

2)
10% of the Cash Value in the Long-Term Fixed Account determined as of the monthly policy anniversary, coinciding with or last preceding the date twelve months prior to the beginning of the Valuation Period during which we receive your request.  (If your request is received within one month after the first policy anniversary,  the Cash Value of the Long-Term Fixed Account on the Policy Date will be used.)

Reduction of the Specified Amount due to a Partial Surrender.  When you take a partial surrender, we will reduce the Specified Amount to keep the Net Amount At Risk the same as before the partial surrender, if necessary.  The policy's charges going forward will be based on the new Specified Amount causing the charges to be lower than they were prior to the partial surrender.

Any reduction of the Specified Amount will be made in the following order: against the most recent increase in the Specified Amount, then against the next most recent increases in the Specified Amount in succession, and finally, against the initial Specified Amount.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the beneficiary when we receive (at our Service Center) all information required to process the Death Benefit, including, but not limited to, proof that the Insured has died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount.  The Death Benefit will depend on which Death Benefit option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy.  You may choose one.  If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Death Benefit Option One.  The Death Benefit will be the greater of the Specified Amount or the Minimum Required Death Benefit on the Insured's date of death.

Death Benefit Option Two.  The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the Insured's date of death, or the Minimum Required Death Benefit on the Insured's date of death.

Death Benefit Option Three.  The Death Benefit will be the greater of the Specified Amount plus the accumulated premium account (which consists of all Premium payments, plus interest, minus all partial surrenders as of the Insured's date of death), or the Minimum Required Death Benefit on the Insured's date of death.

The interest rate attributable to the accumulated premium account is referred to as the Death Benefit Option Three Interest Rate and is stated on the Policy Data Page. The amount of the accumulated premium account will be no less than zero or more than the Death Benefit Option Three Maximum Increase, which is a limit or "cap" placed on the amount the Death Benefit increased by the accumulated premium account when Death Benefit Option Three is elected. The Death Benefit Option Three Maximum Increase is stated on the Policy Data Page.

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.  If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insured's age, sex, and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

In deciding which test to elect for your policy, you should consider the following:

•
The cash value accumulation test generally allows flexibility to pay more premium, subject to our approval of any increase in the policy's Net Amount At Risk that would result from higher premium payments.  Premium payments under the guideline premium cash value corridor test are limited by Section 7702 of the Code.

•
Generally, the guideline premium cash value corridor test produces a higher death benefit in the early years of the policy while the cash value accumulation test produces a higher death benefit in the policy's later years.

•	Monthly cost of insurance charges that vary with the amount of the death benefit may be greater during the years when the elected test produces a higher death benefit.

Consult a qualified tax advisor on all tax matters involving your policy.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit Option from either Death Benefit Option One to Death Benefit Option Two, or from Death Benefit Option Two to Death Benefit Option One.  You may not change to Death Benefit Option Three.  However, you may change from Death Benefit Option Three to Death Benefit Option One or Death Benefit Option Two.  We will permit only 1 change of Death Benefit Option per policy year.  The effective date of a change will be the monthly policy anniversary following the date we approve the change.

For any change in the Death Benefit Option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least 3 months.

Upon effecting a Death Benefit Option change, we will adjust the Specified Amount so that the Net Amount At Risk remains the same.  The policy's charges going forward will be based on the adjusted Specified Amount causing the charges to be higher or lower than they were prior to the change.  We will refuse a Death Benefit Option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit Option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

Unless prohibited by state law, we will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for 2 years from the Policy Date, and, in some states, within 2 years from a reinstatement date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for 2 years from its effective date, and, in some states, within 2 years from a subsequent reinstatement date.

Suicide

If the Insured dies by suicide, while sane or insane, within 2 years from the Policy Date, and, in some states, within 2 years a reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  Similarly, if the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, and, in some states, within 2 years from a subsequent reinstatement date, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least 2 years from the Policy Date, plus the cost of insurance charges associated with any increase in Specified Amount that has been In Force for a shorter period.

The suicide period in some states may be less than 2 years.

Policy Maturity

The Maturity Date of the policy will automatically be extended until the Insured's date of death if the policy is In Force on the Maturity Date, unless you elect otherwise. Refer to the Extending the Maturity Date section below for additional information.

If you elect not to extend the Maturity Date, we will pay the Proceeds to you, generally, within 7 days after we receive your written request at our Service Center.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed investment options.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

The primary purpose of Maturity Date extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken.  See, "Surrendering the Policy; Maturity," in the "Taxes" section of this prospectus for additional information.

Assuming you have no outstanding loans on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the Proceeds at maturity.

Extending the Maturity Date

During this Maturity Date extension, you will still be able to request partial surrenders, and, if elected, the Long-term Care Rider will remain in effect (though you will not be charged for it).  Payment of the Proceeds and the termination of policy benefits will coincide with the policy's extended Maturity Date (unless you decide otherwise).  If the policy's Maturity Date is extended, we will endorse the policy so that:

(1)	no changes to the Specified Amount will be allowed;

(2)	no changes to the Death Benefit option will be allowed;

(3)	no additional Premium payments will be allowed;

(4)	no additional periodic charges will be deducted;

(5)	100% of the policy's Cash Value will be transferred to the Fixed Account; and

(6)
the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, but excluding any coverage provided by the Additional Term Insurance Rider, and subject to any partial surrenders (which will affect the Specified Amount of a policy with Death Benefit Option One) based on the Insured's Attained Age at the time the partial surrender is requested.  While the Insured is between the Attained Ages of 86 and 90, a partial surrender will decrease the Specified Amount proportionately.  If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.

Notwithstanding the above, if you have invoked the Overloan Lapse Protection Rider the Proceeds may be reduced. For additional information refer to the "Overloan Protection Rider" section of this prospectus.

The Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.

Payment of Policy Proceeds

You may elect to receive Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) in a lump sum, or in another form that you may elect at application.  At any time before the Proceeds become payable, you may request to change the payout option by writing to our Service Center.

You may elect one or a combination of options.  To elect more than one payout option, you must apportion at least $2,000 to each option and each payment (made at the specified interval) must be at least $20.  The settlement options below are based on predetermined fixed payments.

If you do not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election.  Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.

Normally, we will make a lump sum payment of the Proceeds within 7 days after we receive your written request at our Service Center.  However, we will postpone payment of the Proceeds on the days that we are unable to price Accumulation Units.  For more information on circumstances under which we are unable to price Accumulation Units, see "Valuation of Accumulation Units." Proceeds are paid from our general account.  For payout options other than lump sum, we will issue a settlement contract in exchange for the policy.

Please note that for the remainder of "Payment of Policy Proceeds" provision, "you" means the person entitled to the Proceeds.

Life Income with Payments Guaranteed Option

If you elect the Life Income with Payments Guaranteed Option, we retain the Proceeds and make payments to you at specified intervals for a guaranteed period (10, 15 or 20 years) and, if you are still living at the end of the guaranteed period, we will continue making payments to you for the rest of your life.  During the guaranteed period, we will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined time period, you cannot withdraw any amount you designate to this option once payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no further payments.

Joint and Survivor Life Option

If you elect the Joint and Survivor Life Option, we retain the Proceeds and make equal payments to you at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on the lifetimes of the payees, which are not predetermined periods, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.  It is possible that only one payment will be made under this option if both payees die prior to the first payment.

Life Income Option

If you elect the Life Income Option, we will use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be based on our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined period, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon your death.  We will make no payments to your estate.  It is possible that only one payment will be made under this option if the payee dies prior to the first payment.

Some or all of the payout options listed may not be available in all states.  Forms of payout other than the three listed above may be requested, but are subject to our approval.  Requests for other forms of payout must be based on fixed payments, no variable payment options are permitted.  The amount of payments and duration of any other payout options will be determined by us.

Taxes

The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount per recipient from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2011 and 2012, an estate of less than $5,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  After 2012, the size of estates that will not incur an estate tax is set to revert to $1 million.  However, it is possible that new tax legislation will be introduced and passed that may make further changes to the estate tax for 2013 and beyond.  Those changes could include changing the threshold at which an estate would pay a federal estate tax and changing the tax rates applicable to such estates.

Under prior law, which is expected to continue if an estate tax is reimposed after 2012, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemption.  As with the estate tax, the GSTT tax has been repealed for 2010; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2013 at a rate of 45%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.

Federal Transfer Tax.  Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient's taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Based on the above, the policy should be treated as life insurance for federal income tax purposes.

Periodic Withdrawals, Non-Periodic Withdrawals, and Loans

The tax treatment described in this section applies to withdrawals and loans, premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract.  It is only with your written authorization that we will permit your policy to become a modified endowment contract.  Otherwise, we will reject the requested action or refund any Premium paid in excess of the modified endowment limits.

Depending on your circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below.  You should seek competent tax advice regarding the tax treatment of the addition of any rider to your policy, based on your individual facts and circumstances.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the investment in the contract (generally, the net Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract and then from the income in the policy.  Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy; Maturity

A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences.  If the amount you received (or deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the policy to continue to  be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.

Additional Medicare Tax

The 2010 Health Care Act added Section 1411 to the Code, which imposes an additional tax of  3.8% on certain unearned income of individuals, trusts and estates, for tax years commencing after December 31, 2012.  The additional tax will apply to the lesser of (a) the taxpayer’s net investment income and (b) the excess of the taxpayer’s modified adjusted gross income over a threshold amount (the threshold amount is $250,000 in the case of a joint return or surviving spouse; $125,000 in the case of a married individual filing a separate return; and $200,000 in any other case). "Net investment income" is equal to the sum of (i) gross income from interest, dividends, annuities, royalties, and rents (other than income derived from any trade or business to which the tax does not apply), (ii) other gross income derived from any business to which the tax applies, and (iii) net gain (to the extent taken into account in computing taxable income) attributable to the disposition of property other than property held in a trade or business to which the tax does not apply, less (iv) deductions properly allocable to such income.  Although no official guidance has been provided, it appears that any amounts that are treatable as taxable distributions when they are paid from a life insurance policy would be included in the computation of net investment income.

Sale of a Life Insurance Policy

If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income.  In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of, debt) over the policy owner’s basis in the policy.  The portion of the gain that is equal to the excess of the cash surrender value over the investment in the contract would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period.  The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the policy owner’s basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the policy value).  Consequently, a sale may result in more gain than a surrender for the same amount.

Exchanging the Policy for Another Life Insurance Policy

Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full.  If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the insured for the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable.  Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Internal Revenue Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Federal Estate Tax.  The death benefit is generally includible in the estate of the insured if either (a) it is paid to, or for the benefit of, the insured’s estate, or (b) at any time during the 3 year period ending with the insured’s death, the insured had an "incident of ownership" in the policy.  The regulations define an incident of ownership as any right of the insured or the estate of the insured to the economic benefits of the policy. Examples include the power to change the beneficiary, to surrender or cancel the policy, to assign the policy, to revoke an assignment, to pledge the policy for a loan, or to obtain from the insurer a loan against the surrender value of the policy.

Special federal income tax considerations for life insurance policies owned by employers. Sections 101(j) and 6039I to the Code, provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.

There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.

Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each Insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I.  If the employer-owner fails to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.

Federal Transfer (Estate, Gift, and Generation Skipping Transfer) Taxes.  When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.

If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds (see "Taxation of Death Benefits").

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.  See, also, "Taxation of Death Benefits", "Special federal income tax considerations for life insurance policies owned by employers", above; and "Business Uses of the Policy", below.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax advisor with respect to the tax treatment of this policy.

If you, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.

Withholding and Tax Reporting

Distributions of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid premiums;

•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; and/or

•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the "Premium Taxes" section) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Tax Changes

The foregoing is a general discussion of various tax matters pertaining to life insurance policies.  It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.  You should consult your independent legal, tax and/or financial advisor.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies.  No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein.  Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life and Annuity Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1981 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VL Separate Account–G

Organization, Registration, and Operation

Nationwide VL Separate Account-G is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies. We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our general account.  We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies.  We hold assets in the separate account equal to its liabilities.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion, or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act or as any other form permitted by law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

Deregistration of the Separate Account. We may deregister Nationwide VL Separate Account-G under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister Nationwide VL Separate Account-G.

Voting Rights

Although the separate account owns the mutual fund shares, you are the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as you instruct.

When a shareholder vote occurs, you will have the right to instruct us how to vote.  The weight of your vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value you have allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates.  The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters.  Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices.  The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members.  On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval.  The Courts have approved the settlement and the settlement amounts have been paid, but have not yet been distributed to class members.  On February 28, 2011, the Court in the Gwin case entered an Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification.  On April 22, 2011, ASEA and PEBCO filed a second amended cross claim complaint in the Gwin case against NRS and NLIC seeking indemnification.  These claims seeking indemnification remain severed.  On April 29, 2011, the Companies filed a motion to dismiss ASEA’s and PEBCO’s amended cross complaint or alternatively for summary judgment.  On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, that NRS does not have a duty to indemnify ASEA and PEBCO for fees associated with the Interpleader action that NRS filed in Montgomery County and dismissing NLIC.  On December 31, 2011, the Court denied the Company’s motion to certify this order for an interlocutory appeal.  NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees.  On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009".  On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification.  On October 21, 2010, the District Court dismissed NFS from the lawsuit.  On October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals.  On February 6, 2012, the Second Circuit Court of Appeals vacated the class certification order that was issued on November 6, 2009 and remanded the case back to the District Court for further consideration.  The plaintiffs have renewed their motion for class certification.  On March 30, the Company filed its brief in opposition to the class certification motion.  NLIC continues to defend this lawsuit vigorously.

On May 14, 2010, NLIC was named in a lawsuit filed in the Western District of New York entitled Sandra L. Meidenbauer, on behalf of herself and all others similarly situated v. Nationwide Life Insurance Company.  The plaintiff claims to represent a class of all individuals who purchased a variable life insurance policy from NLIC during an unspecified period.  The complaint claims breach of contract, alleging that NLIC charged excessive monthly deductions and costs of insurance resulting in reduced policy values and, in some cases, premature lapsing of policies.  The complaint seeks reimbursement of excessive charges, costs, interest, attorney's fees, and other relief.  NLIC filed a motion to dismiss the complaint on July 23, 2010.  NLIC filed a motion to disqualify the proposed class representative on August 27, 2010.  Plaintiff filed a motion to amend the complaint on September 17, 2010, and NLIC filed an opposition to the motion to amend on November 2, 2010.  On October 13, 2011, plaintiff voluntarily dismissed the lawsuit without prejudice.  In other non-Nationwide cases, plaintiff's counsel has re-filed actions. The Company will continue to monitor developments, but will conclude this matter.

On October 22, 2010, NRS was named in a lawsuit filed in the U.S. District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACo Research Foundation, NACo Financial Services Corp., NACo Financial Center, and Nationwide Retirement Solutions, Inc.  The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011.  If the Court determined that the Plan was governed by ERISA, then Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the six years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  If the Court determined that the Plan was not governed by ERISA, then the Plaintiffs sough to represent a class of "All natural persons in the U.S. who are currently employed or  previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  The First Amended Complaint alleged ERISA Violation, Breach of Fiduciary Duty - NACo, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACo.  The First Amended Complaint asked for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACo to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACo and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACo to forfeit the fees that NACo received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACo from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded.  On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint. On July 1, 2011, the plaintiffs filed their motion for class certification and later sought to amend their complaint.  On November 25, 2011 the District Court entered an Order granting NACo's motion to dismiss, NRS's motion to dismiss, denying plaintiffs' motion to file an amended complaint, that all other remaining pending motions are moot, dismissing the class-wide claims with prejudice, dismissing individual claims without prejudice, and ordering the Clerk to close this case.  On December 27, 2011, the plaintiffs filed a notice of appeal.  The parties have agreed to resolve the dispute on an individual basis and as part of that settlement will not pursue any further appeal.  The Company intends to defend this case vigorously.

On December 27, 2006, NLIC and NRS were named as defendants in a lawsuit filed in Circuit Court, Cole County Missouri entitled State of Missouri, Office of Administration, and Missouri State Employees Deferred Comp Plan v. NLIC and NRS.  The complaint seeks recovery for breach of contract and breach of the implied covenant of good faith and fair dealing against NLIC and NRS as well as a breach of fiduciary duty against NRS.  The complaint seeks to recover the amount of the market value adjustment withheld by NLIC ($19 million), prejudgment interest, loss of investment income from ING due to the Companies’ assessment of the market value adjustment.  On March 8, 2007 the Companies filed a motion to remove this case from state court to federal court in Missouri.  On March 20, 2007 the State filed a motion to remand to state court and to stay court order.  On April 3,

2007 the case was remanded to state court.  On June 25, 2007 the Companies filed an Answer.  On October 16, 2009, the plaintiff filed a partial motion for summary judgment.  On November 20, 2009, the Companies filed a response to the plaintiff's motion for summary judgment and also filed a motion for summary judgment on behalf of the Companies.  On February 26, 2010, the court denied Missouri's partial motion for summary judgment and granted the Companies’ motion for summary judgment and dismissed the case.  On March 8, 2011, the Missouri Court of Appeals reversed the granting of the Companies’ motion for summary judgment and directed the trial court to enter judgment in favor of the State and against the Companies in the amount of $19 million, plus statutory interest at the rate of 9% per annum from June 2, 2006.  On March 22, 2011, the Companies filed with the Missouri Court of Appeals, a motion for rehearing and an application for transfer to the Supreme Court of Missouri.  On May 3, 2011, the Missouri Court of Appeals for the Western District overruled the Companies’ motion for rehearing and denied the motion to transfer the case to the Missouri Supreme Court.  On June 28, 2011, the Companies’ application to the Missouri Supreme Court to hear a further appeal was denied.  On July 1, 2011, the Companies paid the amount of the judgment plus simple interest at 9%.  On August 9, 2011, the plaintiffs filed a Satisfaction of Judgment.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company.  The complaint alleges that Nationwide has an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables.  The complaint further alleges that Nationwide is not conducting such a review.  The complaint seeks injunctive relief and declaratory judgment requiring Nationwide to conduct such a review, and alleges Nationwide has violated the covenant of good faith and fair dealing and has been unjustly enriched by not having conducted such reviews.  The complaint seeks certification as a class action.  Nationwide removed the case to federal court on July 6, 2011.  Plaintiffs filed a motion to remand to state court on August 8, 2011.  On October 26, 2011, the Northern District of Ohio remanded the case to Ohio State court.  Nationwide appealed the order to remand on November 4, 2011.  Including Andrews, there are four similar class actions in Ohio: two against Western & Southern; one against Cincinnati Life.  At the case management conference on November 21, 2011, the State Court ordered Plaintiffs to file an opposition to the motion to dismiss that Nationwide filed in federal court.  Plaintiffs filed their opposition to Nationwide’s motion to dismiss on December 19, 2011.  By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit.  The court issued its opinion on January 23, 2012.  On January 30, 2012, plaintiffs filed their appeal.

Nationwide Investment Services Corporation

The general distributor, NISC, is not engaged in any litigation of any material nature.

Financial Statements

The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VL Separate Account-G and the consolidated financial statements of Nationwide Life and Annuity Insurance Company.  You may obtain a copy of the SAI FREE OF CHARGE by contacting our Service Center.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:

STTF:      The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee (see "Short-Term Trading Fees" earlier in the prospectus).

FF:           The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.  Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein VPS Dynamic Asset Allocation Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	To maximize total return consistent with the Adviser’s determination of reasonable risk.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	To seek high total investment return.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	Seek high total investment return.

Dimensional - VA Global Bond Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

Dimensional - VA International Small Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.

Dimensional - VA International Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.

Dimensional - VA Short-Term Fixed Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve a stable real return in excess of the rate of inflation with a minimum of risk.

Dimensional - VA U.S. Large Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.

Dimensional - VA U.S. Targeted Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.

Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity Investments Japan Limited, Fidelity
International Investment Advisors, Fidelity International Investment Advisors
(U.K.) Limited
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity International Investment Advisors, Fidelity
International Investment Advisors (U.K.) Limited, Fidelity Investments Japan
Limited
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis
Company, Fidelity International Investment Advisors, Fidelity International
Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity Investments Japan Limited, Fidelity
International Investment Advisors, Fidelity International Investment Advisors
(U.K.) Limited
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity International Investment Advisors, Fidelity
International Investment Advisors (U.K.) Limited, Fidelity Investments Japan
Limited
Investment Objective:	Long-term capital growth.

Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	To maximize income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 1
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation. Its secondary goal is income.

Designation: FF

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.

Designation: FF

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Designation: STTF

Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Markets Navigator Fund: Service Shares
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to achieve investment results that approximate the performance of the GS
Global Markets Navigator Index (the “Index”).

Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I
This sub-account is only available in policies issued before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks high total return over the long term.

Ivy Funds Variable Insurance Portfolios, Inc. - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks a high level of current income and capital when consistent with its primary objective as a secondary objective.

Ivy Funds Variable Insurance Portfolios, Inc. - Mid Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks to provide growth of investment.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

MFS® Variable Insurance Trust - MFS New Discovery Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS International Value Portfolio: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains)
consistent with the preservation of capital over the long term.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Designation: STTF

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital
International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as
closely as possible before the deduction of Fund expenses.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other
Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-
income securities.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor
Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor
Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk

Designation: FF

Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and
Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company,
LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Neuberger Berman
Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management
Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management
Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P.
Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management;
Neuberger Berman Management, Inc.; Putnam Investment Management, LLC;
and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Designation: STTF

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:	Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in
Institutional Class Shares of the Underlying PIMCO Funds

Designation: FF

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed
Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Fund
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks long-term capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities.
Income is a secondary consideration.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accelerated Death Benefit Payment – The actual benefit amount you will receive under the Accelerated Death Benefit Rider if the Eligibility and Conditions for Payment section is satisfied.  The benefit amount you receive is reduced for risk deductions and adjustments for premature payment of the Base Policy Specified Amount.

Accumulation Unit – The measure of your investment in, or share of, a Sub-Account. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
Attained Age – A person's age based on their birthday nearest the Policy Date plus the number of full years since the Policy Date.  If the last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday. The Insured's issue age is shown in the Policy Data Pages.

Base Policy Specified Amount – The amount of Death Benefit coverage under the policy on the Policy Date, excluding any Rider Specified Amount.  Subsequent to the Policy Date, the Death Benefit coverage will equal or exceed this amount unless you request a decrease in the Base Policy Specified Amount or take a partial surrender.

Cash Surrender Value – The Cash Value, minus Indebtedness and any surrender charge.
Cash Value – The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, the policy loan account, and the fixed investment options, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium ("CTP") – An amount used in the calculation of the Premium Load and total compensation we pay.  CTP is actuarially derived based on the Base Policy Specified Amount, the Insured's characteristics and the Death Benefit option of the policy.  It is generally higher for Insureds who are older or in poor health and lower for Insureds who are younger or in good health. A policy with Death Benefit Option 1 or 3 may have lower factors than a policy with Death Benefit Option 2.

Death Benefit – The amount we pay upon the Insured's death, before the deduction of any Indebtedness or charges.
Grace Period – A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office – Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Lapse – The policy terminates without value.
Long Term Care Specified Amount – The maximum accumulation of benefits available under the Long Term Care Rider. This amount must be at least 10% of the Base Policy Specified Amount, plus Additional Term Insurance Rider coverage, and no more than 100% of the Base Policy Specified Amount, plus Additional Term Insurance Rider coverage. You elect this amount at the time the rider is issued.

Maturity Date – The policy anniversary on which the Insured reaches Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.

Net Accumulated Premium – Cumulative Premiums less any partial Surrenders, Indebtedness, and any return of Premium due to Internal Revenue Code Section 7702 guidelines.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price each share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) – The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years,, months, and anniversaries are measured from this date.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium – The amount of money you pay to begin and continue the policy.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured's total disability for 6 consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of; the Premium you specified; or the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

Premium Load – The aggregate of the sales load and premium tax charges.
Returned Premium – Any return of Premium due to Internal Revenue Code Section 7702 or 7702A guidelines.
Rider – An optional benefit you may purchase under the policy. Rider availability and Rider terms may vary depending on the state in which the policy is issued.
SEC – The Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy.  For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility.  For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.  Information on how to contact the Service Center is in the "Contacting the Service Center" provision.

Specified Amount – The dollar or face amount of insurance coverage the owner selects.
Sub-Accounts – The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured.  Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher cost of coverage.

Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount.
Us, we, our, Nationwide or the company – Nationwide Life and Annuity Insurance Company.

Unadjusted Accelerated Death Benefit Payment – An amount equal to the percentage of the Base Policy Specified Amount you elect multiplied by the Base policy Specified Amount, when you request payment under the Accelerated Death Benefit Rider.  You do not receive the unadjusted amount because it does not include risk charges and adjustments we make due to the premature payment of the Base Policy Specified Amount being made.

Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

Waiver of Monthly Deduction Benefit – The benefit received under the Waiver of Monthly Deductions Rider. The benefit takes the form of a credit to the policy for the remainder of the policy year, of an amount necessary to keep the policy In Force.

You, your or the policy owner or Owner – The person or entity named as the owner in the application, or the person or entity assigned ownership rights.

Appendix C: Surrender Charge Examples

The information in the tables on this page is used to calculate the surrender charge for your policy based on the Specified Amount of your policy and your individual characteristics. The tables below are samples of the full tables provided in the Statement of Additional Information to this prospectus which is available on request.  The formula we use to calculate surrender charges is:

The maximum surrender charge ("SC") equals the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d).  To calculate the actual surrender charge based on surrender in a particular policy year, multiply by (e); and, if applicable, multiply by (f); where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first policy year

(p)	= is the surrender charge percentage in the range 24% - 65% which varies by age, sex, and risk classification; from = the
"Surrender Charge Percentage" chart below;

(c)	= the Specified Amount divided by 1,000;

(d)	= the applicable rate from the "Administrative Target Factor" chart below;

(e)	= the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus; and

(f)	= a Surrender Charge reduction factor applicable only to Specified Amount increases, .60 in all cases.

Surrender Target Factor used in (a) of the formula above
	Male	Male	Male	Female
Age	Preferred Non-tobacco	Standard Non-tobacco	Standard Tobacco	Standard Non-tobacco
0	n/a	1.673	n/a	1.316
35	7.380	7.825	8.892	6.584
36	7.756	8.224	9.345	6.914
72	57.393	60.850	69.148	46.433

Surrender Charge Percentage (p) in the formula above1
Age	Male	Female
0	65.0%	65.0%
35	65.0%	65.0%
36	65.0%	65.0%
72	64.0%	65.0%

Administrative Target Factor (d) in the formula above1
Issue Age	Band 2	Band 3	Band 4	Band 5
0	6.00	4.00	4.00	4.00
35	7.50	4.50	4.50	4.50
36	7.50	4.55	4.55	4.55
72	8.20	6.05	6.05	6.05

1"Bands" in the tables correspond to particular ranges of Specified Amount.  If there are increases, the total Specified Amount is used:
Band 2 = Specified Amounts equal to or greater than $100,000 and less than $250,000.
Band 3 = Specified Amounts equal to or greater than $250,000 and less than $500,000.
Band 4 = Specified Amounts equal to or greater than $500,000 and less than $1,000,000.
Band 5 = Specified Amounts equal to or greater than $1,000,000.

The examples that follow are based on characteristics of the Insured used to calculate the maximum, minimum, and representative surrender charges shown in the "Transaction Fees" portion of the "In Summary:  Fee Tables" section of the prospectus.  They are based on the formula and example tables above.

The maximum Surrender Charge calculation assumes: the Insured is a male, issue age 72, standard tobacco rate class; the Specified Amount is $100,000 (Band 2); premiums paid in the first year are $10,000, a full surrender is taken during the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(f) Not applicable, applies to increases only.

(a) = ($100,000 / 1,000) x 69.148 = $6,914.80	(d) = 8.20
(b) = $10,000	(e) = 100%
(p) = 0.64	(f) Not applicable, applies to increases only.
(c) = $100,000 / 1,000 = $100

        (a) is less than (b), so:

SC = [$6,914.80 x (0.64) + $100 x 8.20] x 100%

= [$4,425.47 + $820] x 100%

= $5,245.47 which corresponds to $52.45 per $1,000 of Specified Amount ($5,245.47 / $100).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 50+, = 77.5%

SC = $5,245.47 x 77.5%  = $4,065.24 which corresponds to $40.65 per $1,000 of Specified Amount ($4,065.24 / $100).

The minimum Surrender Charge calculation assumes: the Insured is a female, issue age 0; standard non-tobacco rate class, the Specified Amount is $500,000 (Band 4); premiums paid in the first year are $2,000, a full surrender is taken during the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($500,000 / 1,000) x 1.316 = $658.00	(d) = 4.00
(b) = $2,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1,000 = $500

(a) is less than (b), so:

SC = [$658.00x (0.65) + $500 x 4.00] x 100%

= [$427.70 + $2,000] x 100%

= $2,427.70 which corresponds to $4.86 per $1,000 of Specified Amount ($2,427.70 / $500).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, = 87.5%

SC = $2,427.70 x 87.5% = $2,124.24 which corresponds to $4.25 per $1,000 of Specified Amount ($2,124.24 / $500).

The representative surrender charge calculation assumes:  the Insured is a male, issue age 35, preferred non-tobacco rate class, the Specified Amount is $500,000 (Band 4), premiums paid in the first year are $7,000, and a complete surrender of the policy in the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($500,000 / 1,000) x 7.38 = $3,690	(d) = 4.50
(b) = $7,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1,000 = $500

(a) is less than (b), so:

SC = [$3,690 x (0.65) + $500 x 4.50] x 100%

= [$2,398.50 + $2,250] x 100%

= $4,648.50 which corresponds to $9.30 per $1,000 of Specified Amount ($4,648.50 / $500).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, = 87.5%

SC = $4,648.50 x 87.5% = $4,067.44 which corresponds to $8.13 per $1,000 of Specified Amount ($4,067.44 / $500).

The following example shows the impact of a Specified Amount increase prior to a complete surrender of the policy.  The surrender charge is calculated separately for the initial Specified amount and each increase.

For this example, assume the Insured is a male, issue age 35, standard non-tobacco rate class, the Specified Amount is $500,000 (Band 4), premiums paid in the first year are $6,000.  The Policy Date is January 1, 2005.  To calculate the maximum surrender charge assume the policy is completely surrendered in the first year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($500,000 / 1,000) x 7.825 = $3,912.50	(d) = 4.50
(b) = $6,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1,000 = $500

(a) is less than (b), so:

SC = [$3,912.50 x (0.65) + $500 x 4.50] x 100%

= [$2,543.13+ $2,250] x 100%

= $4,793.13 which corresponds to $9.59 per $1,000 of Specified Amount ($4,793.13 / $500).

Now assume the policy was not actually surrendered, and a Specified Amount increase of $100,000 (Band 4) is requested and becomes effective in the second policy year, on July 1, 2006.  (Note that the Attained Age of the person at the time the increase is issued is age 36 for purposes of finding the correct factors in the tables.  Also, note that Band 4 is applicable because the total Specified Amount $600,000 is used to determine Band).  The first year premium paid applicable to the increase is $1,000. To calculate the maximum surrender charge attributable to the increase, assume it is surrendered in the first year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($100,000 / 1,000) x 8.224 = $822.40	(d) = 4.55
(b) = $1,000	(e) = 100%
(p) = 0.65	(f) = .60
(c) = $100,000 / 1,000 = $100

(a) is less than (b), so:

SC = [$822.40 x (0.65) + $100 x 4.55] x 100%] x .60

= [$534.56 + $455.00] x 100%]  x .60

= $989.56 x .60

= $593.74 which corresponds to $5.94 per $1,000 of Specified Amount ($593.74 / $100).

Now assume the policy is completely surrendered in the sixth policy year on March 1, 2010.

For the $500,000 initial Specified Amount, (e), issue age 0-49, = 80.0%, the applicable surrender charge is:

SC = $4,793.13 x 80.0% = $3,834.50 which corresponds to $7.67 per $1,000 of Specified Amount ($3,834.50 / $500).

For the $100,000 Specified Amount increase, (e), issue age 0-49, = 95.0%, (Note that even though the policy is being surrendered in the sixth year, more than three and less than four full years have passed since the date of the increase, so the fourth year surrender charge reduction percentage applies to that portion of Specified Amount.) the applicable surrender charge is:

SC = $593.74 x 95.0% = $564.05 which corresponds to $5.64 per $1,000 of Specified Amount ($564.05 / $100).

The combined surrender charge for a complete surrender of the policy in the sixth year is equal to:

SC = $3,834.50 + $564.05 = $4,398.55 which corresponds to $7.33 per $1,000 of Specified Amount ($4,398.55 / $600).

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-800-848-6331 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, OH 43218-2835.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-21697.

Securities Act of 1933 Registration File No. 333-146073.